                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT   |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT   |_|

CHECK THE APPROPRIATE BOX:

|X| PRELIMINARY PROXY STATEMENT
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(E)(2))
|_| DEFINITIVE PROXY STATEMENT
|_| DEFINITIVE ADDITIONAL MATERIALS
|_| SOLICITING MATERIAL UNDER RULE 14A-12


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
.................................................................................
              (NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 NOT APPLICABLE
.................................................................................
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X| NO FEE REQUIRED.
|_| FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.


    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

.................................................................................

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

.................................................................................

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

        ....................................................................

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

        ....................................................................

    (5) TOTAL FEE PAID:

        ....................................................................

|_|     FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

|_| CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

    (1) AMOUNT PREVIOUSLY PAID:

        ........................................................................

    (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

        ........................................................................

    (3) FILING PARTY:

        ........................................................................

    (4) DATE FILED:

        ........................................................................

                              [LETTERHEAD OF ABFS]





Dear Stockholder:

         You are cordially invited to attend the 2004 Annual Meeting of Stockholders of American Business Financial Services, Inc. (the "Company" or "ABFS") which will be held on December 27, 2004 at 3:00 P.M. (Eastern Standard
Time) at the offices of ABFS, The Wanamaker Building, 100 Penn Square East, Philadelphia, PA 19107. The official notice of the Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         In addition to the election of directors, stockholders are being asked to approve (i) an amendment to and the restatement of the Company's Amended and Restated 1999 Stock Option Plan to increase the number of shares of common stock issuable under this plan by 1,000,000 shares; (ii) an amendment to and the restatement of the Company's 2001 Stock Incentive Plan to increase the number of shares of common stock issuable under this plan by 250,000 shares; and (iii) a proposal to issue shares of 10.0% Series A convertible preferred stock in connection with the exchange offer and shares of common stock issuable upon conversion of 10.0% Series A convertible preferred stock.

         Whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted at the Annual Meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                            Sincerely,



                                            Anthony J. Santilli
                                            Chairman and Chief Executive Officer

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                             THE WANAMAKER BUILDING
                              100 PENN SQUARE EAST
                        PHILADELPHIA, PENNSYLVANIA 19107
                           ___________________________

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 27, 2004

TO OUR STOCKHOLDERS:

         Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of American Business Financial Services, Inc. (the "Company" or "ABFS") will be held on December 27, 2004 at 3:00 P.M. (Eastern Standard Time) at the offices of ABFS, The Wanamaker Building, 100 Penn Square East, Philadelphia, Pennsylvania 19107 for the following purposes:

         1. to elect two directors named herein to serve for the terms described in the accompanying proxy statement and until their successors are elected and qualified;

         2. to approve an amendment to and the restatement of the Company's Amended and Restated 1999 Stock Option Plan to increase the number of shares of common stock issuable under this plan by 1,000,000 shares, as more fully described in the accompanying proxy statement;

         3. to approve an amendment to and the restatement of the Company's 2001 Stock Incentive Plan to increase the number of shares of common stock issuable under this plan by 250,000 shares, as more fully described in the accompanying proxy statement;

         4. to approve a proposal to issue shares of 10.0% Series A convertible preferred stock in connection with the exchange offer and shares of common stock issuable upon conversion of 10.0% Series A convertible preferred stock; and

         5. to act upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board has fixed November 1, 2004 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.

         A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,


                                             Stephen M. Giroux
                                             Secretary


Philadelphia, Pennsylvania
November 29, 2004

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                             THE WANAMAKER BUILDING
                              100 PENN SQUARE EAST
                        PHILADELPHIA, PENNSYLVANIA 19107
                           ___________________________

                                 PROXY STATEMENT
                          ____________________________

         The accompanying proxy is solicited by and on behalf of the Board of Directors of American Business Financial Services, Inc. (the "Company" or "ABFS") for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 27, 2004 at 3:00 P.M. (Eastern Standard Time) at the offices of ABFS, The Wanamaker Building, 100 Penn Square East, Philadelphia, Pennsylvania 19107 and at any postponement or adjournment thereof. The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to stockholders is November 29, 2004.

         Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice to the Secretary of ABFS at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by ABFS. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of ABFS and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's common stock, par value $0.001 per share ("Common Stock"), ABFS is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for election of the nominees for director hereinafter named and for the approval of Proposals 2, 3 and 4, which are described below.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters of which ABFS has not received notice by October 27, 2004; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         ABFS is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) and that are not referred to in the enclosed notice of the Annual Meeting.

         ABFS had 3,598,342 shares of Common Stock outstanding at the close of business on November 1, 2004 (the "Record Date").

         In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of Common Stock at the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

         Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. Holders of the Company's 10% Series A convertible preferred stock (the "Series A Preferred Stock") are not entitled to vote on the matters to be brought before the Annual Meeting. The election of directors will be determined by a plurality vote. The approval by a majority of the total votes cast at the Annual Meeting, in person or by proxy, is required for the approval of the proposals to amend and restate the Company's Amended and Restated 1999 Stock Option Plan to increase the number of shares of Common Stock issuable under this plan by 1,000,000 shares ("Proposal 2"), to amend and restate the Company's 2001 Stock Incentive Plan to increase the number of shares of Common Stock issuable under this plan by 250,000 shares ("Proposal 3") and the proposal to issue shares of the Series A Preferred Stock in connection with the exchange offer and shares of Common Stock issuable upon conversion of the Series A Preferred Stock ("Proposal 4"). The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve any other business matters properly brought before the Annual Meeting. Under the Delaware General Corporation Law, an abstention or withholding of authority to vote on any proposal, other than for the election of directors, will have the same legal effect as an "against" vote. Broker non-votes do not count as votes against any proposal or matter at the Annual Meeting.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Record Date, the beneficial ownership of ABFS' Common Stock and Series A Preferred Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of any class of ABFS' outstanding stock, (ii) by each director and nominee for director of ABFS, (iii) by each executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 2004 (the "Named Officers"), and (iv) by the directors, director nominees and executive officers of ABFS as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares. The business address of the officers and directors of ABFS is that of ABFS.

         As of the Record Date, 109,435,580 shares of the Series A Preferred Stock were outstanding.

                                                                                         AMOUNT AND
                                                                                         NATURE OF
                                                                                         BENEFICIAL     PERCENTAGE
        NAME, POSITION AND ADDRESS OF BENEFICIAL OWNER               TITLE OF CLASS     OWNERSHIP (1)    OF CLASS
-----------------------------------------------------------------    --------------     -------------   ----------
Dimensional Fund Advisors Inc.                                        Common Stock        179,985 (2)        5.0%
    1299 Ocean Avenue - 11th Floor
    Santa Monica, CA 90401

Anthony J. Santilli, Chairman, President,                             Common Stock      1,217,018 (3) (4)   33.0%
    Chief Executive Officer, Chief Operating
    Officer and Director and Beverly Santilli, President of American
    Business Credit, Inc. and Executive Vice President of
    HomeAmerican Credit, Inc.

Michael R. DeLuca, Director                                           Common Stock        240,827  (5)       6.6%

Harold E. Sussman, Director                                           Common Stock        119,311  (6)       3.3%

Leonard Becker, Director                                              Common Stock        126,838  (7)       3.5%

Jerome Miller, Director                                               Common Stock         34,285  (8)       *

                                                                      Series A             30,164  (15)      *
                                                                      Preferred Stock


Warren E. Palitz, Director                                            Common Stock         13,750  (9)       *

Joseph F. Pignotti, Director                                          Common Stock             --            *

Jeffrey M. Ruben, Executive Vice President                            Common Stock         82,102  (10)      2.3%

Albert W. Mandia, Executive Vice President and Chief                  Common Stock         64,162  (11)      1.8%
    Financial Officer

Milton Riseman, Chairman of the Consumer Mortgage Group               Common Stock         58,968  (12)      1.6%

Barry P. Epstein, Managing Director of the National Wholesale         Common Stock        220,000  (13)      6.1%
    Residential Mortgage Division

Stephen M. Giroux, Executive Vice President, General                  Common Stock          7,097  (14)      *
    Counsel and Secretary

All executive officers and directors as a group (13 persons)          Common Stock      2,184,358  (16)     54.7%

                                                                      Series A             30,164  (15)      *
                                                                      Preferred Stock

____________________________

*        Less than 1%.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of the Record Date. Beneficial ownership may be disclaimed as to certain of the securities. The share numbers in the table may, as indicated in the appropriate footnotes, include shares held in the 401(k) Plan. The number of shares held in the 401(k) Plan is based on the value of the units held as of the last 401(k) Plan statement dated June 30, 2004 divided by the closing price of the Company's Common Stock as reported on the Nasdaq National Market System for June 30, 2004.

(2) Reflects the information provided by Dimensional Fund Advisors Inc. as of May 31, 2004. In an Amendment to Schedule 13G filed on February 6, 2004, Dimensional Fund Advisors Inc., as investment advisor to four investment companies and as investment manager to other commingled group trusts and separate accounts, reported sole voting and dispositive power over 156,901 shares of Common Stock. In this Amendment to Schedule 13G, Dimensional Fund Advisors Inc. disclaimed beneficial ownership with respect to these shares of Common Stock.

(3) Includes 1,102,251 shares of Common Stock held directly by Mr. and Mrs. Santilli as joint tenants with right of survivorship, 3,172 shares of Common Stock held through the 401(k) Plan and 18,639 shares held in trust by Mr. Santilli, Mrs. Santilli and Raymond Bucceroni for the benefit of Luc Armon Santilli, Mr. and Mrs. Santilli's child.

(4) Includes options to purchase 51,740 shares of Common Stock awarded to Mr. Santilli pursuant to the Company's stock option plans, all of which are exercisable within 60 days of the Record Date. Includes options to purchase 41,216 shares of Common Stock awarded to Mrs. Santilli pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date.

(5) Includes 189,087 shares of Common Stock held by the DeLuca Family Partnership, L.P. over which Mr. DeLuca holds voting and/or dispositive power and options to purchase 51,740 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date.

(6) Includes 4,714 shares of Common Stock held directly by Mr. Sussman, 11,006 shares of Common Stock held by Mr. and Mrs. Sussman as joint tenants with right of survivorship, 51,851 shares of Common Stock held by Mr. Sussman's spouse and options to purchase 51,740 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date.

(7) Includes 15,941 shares of Common Stock held directly, 90,600 shares of Common Stock held jointly by Mr. and Mrs. Becker and options to purchase 20,297 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date.

(8) Includes 22,185 shares of Common Stock held directly and options to purchase 12,100 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date.

(9)      All shares held directly.

(10) Includes 14,922 shares of Common Stock held directly, 9,992 shares of Common Stock held through the 401(k) Plan, and options to purchase 57,188 shares of Common Stock awarded to Mr. Ruben pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date. Excludes options to purchase 10,648 shares of Common Stock, which are not exercisable within 60 days of the Record Date.

(11) Includes 9,983 shares of Common Stock held directly, 1,853 shares of Common Stock held through the 401(k) Plan, and options to purchase 52,326 shares of Common Stock awarded to Mr. Mandia pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date. Excludes options to purchase 10,488 shares of Common Stock, which are not exercisable within 60 days of the Record Date.

(12) Includes 3,968 shares of Common Stock held directly and options to purchase 55,000 shares of Common Stock issued to Mr. Riseman pursuant to the Company's stock option plans, which are exercisable within 60 days of the Record Date.

(13) Represents restricted shares of Common Stock awarded to Mr. Epstein as an inducement to his employment with the Company and includes 110,000 shares of Common Stock which are subject to the risk of forfeiture until specified performance-based criteria are satisfied.

(14) Includes 1,338 shares of Common Stock held directly, 1,222 shares of Common Stock held through the 401(k) Plan, and options to purchase 4,537 shares of Common Stock awarded to Mr. Giroux pursuant to the Company's stock option plans which are exercisable within 60 days of the Record Date. Excludes options to purchase 1,815 shares of Common Stock which are not exercisable within 60 days of the Record Date.

(15) Excludes Common Stock issuable upon the conversion of the Series A Preferred Stock because the Series A Preferred Stock is not convertible within 60 days of the Record Date.

(16) Includes options to purchase 397,884 shares of Common Stock awarded to the Company's directors and executive officers pursuant to the Company's stock option plans which are exercisable within 60 days of the Record Date. Excludes options to purchase 22,951 shares of Common Stock awarded to the Company's directors and executive officers pursuant to the Company's stock option plans which are not exercisable within 60 days of the Record Date.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") currently provides that the Board shall consist of not less than one nor more than fifteen directors and that within these limits the number of directors shall be as established by the Board. The Board has set the number of directors at seven. The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, having staggered terms of office, which are as equal in number as possible. The members of each class of directors are to be elected for a term of three years or until their successors are elected and qualified. The Company's Certificate of Incorporation does not permit stockholders to cumulate their votes for the election of directors.

         The following table sets forth certain information, as of the Record Date, regarding the Company's Board of Directors. Based upon the recommendation of the Nominating Committee, the Board has nominated Messrs. Pignotti and Santilli for terms of three years expiring in 2007. Mr. Pignotti was appointed to the Board on February 20, 2004 by the existing directors to fill a vacancy created by the resignation of Jeffrey S. Steinberg from the Board. Harold E. Sussman, a director of the Company since 1993, will be retiring from the Board effective as of the Annual Meeting and will not stand for re-election. Effective upon the date of the Annual Meeting, Mr. Sussman will become a director emeritus of the Company and as such will be entitled to participate in board meetings and other board functions but shall not be entitled to vote at such meetings. Mr. Sussman will receive a fee of $1,000 for each meeting attended.

         The Board intends to reduce the size of the board to six following the Annual Meeting. The Nominating Committee has recommended and the Board has nominated Mr. Pignotti for a term of three years to replace Mr. Sussman. The nominees named below are currently serving as directors and have indicated their willingness to continue serving as directors. The Board knows of no reason why such nominees would be unable to serve as directors. If either of the nominees should for any reason becomes unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate or the Board may reduce the number of directors to eliminate the vacancy.

                                                        POSITION(S) HELD            DIRECTOR       TERM TO
                NAME                  AGE (1)            IN THE COMPANY               SINCE        EXPIRE
----------------------------------    -------  ---------------------------------    ---------      -------
                                                  NOMINEES
                                                  --------

Anthony J. Santilli...............      62     Chairman, President, Chief             1993          2007
                                               Executive Officer, Chief
                                               Operating Officer and Director
Joseph F. Pignotti................      57     Director                               2004          2007

                                        DIRECTORS REMAINING IN OFFICE
                                        -----------------------------

Leonard Becker....................      81     Director                               1993          2005
Jerome Miller.....................      71     Director                               2002          2005
Michael R. DeLuca.................      73     Director                               1993          2006
Warren E. Palitz..................      60     Director                               2003          2006

____________________________

(1)      As of the Record Date.

         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         ANTHONY J. SANTILLI is the Company's Chairman, President, Chief Executive Officer and Chief Operating Officer. He has held these positions since early 1993 when the Company became the parent company of American Business Credit, Inc. He has been an executive officer of American Business Credit, Inc. since June 1988 and of each of the other subsidiaries of the Company since their formation. Prior to the founding of American Business Credit, Inc. in 1988, Mr. Santilli was Vice President and Department Head of the Philadelphia Savings Fund Society, a savings association, referred to as PSFS in this document. As such, Mr. Santilli was responsible for PSFS' commercial relationships with small and middle market business customers. Mr. Santilli also served as the Secretary of PSFS' Asset/Liability Committee from May 1983 to June 1985 and as the Secretary of PSFS' Policy Committee from June 1986 to June 1987. Mr. Santilli is the husband of Beverly Santilli.

         LEONARD BECKER is a self-employed real estate investor, a position he has held since 1980. Mr. Becker was a former 50% owner and officer of the SBIC of the Eastern States, Inc., a federally licensed small business corporation which made medium term loans to small business concerns from 1967 to 1980. For the last 30 years, Mr. Becker has been heavily involved in the investment in and management of real estate, and has been involved in the ownership of numerous shopping centers, office buildings and apartments. Mr. Becker formerly served as a director of Eagle National Bank and Cabot Medical Corp. and was a founding director in each of these corporations. Mr. Becker is also a director of Universal Display Corporation.

         MICHAEL R. DELUCA is Chairman of the Board of Lux Products Corporation, a manufacturer and merchandiser of thermostats and timers, a position he has held since 2003. Mr. DeLuca has been a director of Lux Products Corporation since 1991 and served as Chief Executive Officer from 1991 to 2003. Mr. DeLuca was President, Chairman of the Board, Chief Executive Officer and a former owner of Bradford-White Corporation, a manufacturer of plumbing products from 1982 to the end of 1991. Mr. DeLuca formerly served as a director of BWC-West, Inc. and Bradford-White International.

         JEROME MILLER, D.O. is currently the medical director of GE Financial Assurance Co., which provides claim review services for insurance companies affiliated with General Electric Co. Dr. Miller has held this position since August of 2001. From February 1986 through July 2000, Dr. Miller was a physician in the Frankford Health System, a family medical practice. Prior to that time, Dr. Miller was a private practitioner.

         WARREN E. PALITZ is currently a Vice President and registered representative with Greentree Brokerage Services, Inc., a securities brokerage firm. From 2001 until July 2003, Mr. Palitz was a private investor. From 1994 until 2001, Mr. Palitz was an independent investment advisor who provided investment advisory services on a transactional basis to S.W. Ryan & Co., a registered securities broker-dealer. Mr. Palitz currently serves on the Advisory Board of the Rittenhouse Trust Company and is a member of the Board of Directors and Compensation Committee of BFS Entertainment & Multimedia Limited, a publicly traded company listed on the Toronto Stock Exchange.

         JOSEPH F. PIGNOTTI has been employed since 1996 as Executive Vice President of Friendly Finance Corporation, an auto finance company, and since 2003 he has been serving as a corporate consultant for the First Mutual Corporation, a mortgage banking company. From 1997 to 2002, Mr. Pignotti served as a corporate consultant to Wells Fargo Financial Preferred Capital, Inc., a subsidiary of Wells Fargo & Company specializing in secured commercial loans to the finance company industry. In addition, from 1982 to 1996, Mr. Pignotti was Executive Vice President of BankAmerica Business Credit, Inc. (formerly Security Pacific Business Credit, Inc.), and from 1964 to 1982, he worked as Vice President of First Pennsylvania Bank, N.A.

         HAROLD E. SUSSMAN, age 79, is currently retired. Mr. Sussman has served as the Company's director since 1993 and his term expires in 2004. From 1972 until December 31, 2002, Mr. Sussman was a partner in the real estate firm of Lanard & Axilbund, Inc., a major commercial and industrial real estate brokerage and management firm in the Delaware Valley, Pennsylvania and Fort Lauderdale and Miami, Florida. Effective upon the date of the Annual Meeting, Mr. Sussman will become a director emeritus of the Company and as such will be entitled to participate in board meetings and other board functions but shall not be entitled to vote at such meetings. Mr. Sussman will receive a fee of $1,000 for each meeting attended.

         See "Legal Proceedings" for a description of the securities class action and a shareholder derivative action filed against the Company and some of its directors and executive officers.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

BOARD AND COMMITTEE MATTERS

         INDEPENDENCE. The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the Corporate Governance Rules of The Nasdaq Stock Market, Inc. ("Nasdaq Corporate Governance Rules"): Leonard Becker, Michael R. DeLuca, Jerome Miller, Warren E. Palitz, and Joseph F. Pignotti.

         COMMUNICATION WITH THE BOARD. Stockholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to an individual director or to the American Business Financial Services, Inc. Board of Directors, c/o Corporate Communications Officer, American Business Financial Services, Inc., 100 Penn Square East, Philadelphia, PA 19107. The Company's Corporate Communications Officer will review all correspondence and will create a log of all correspondence received. The Corporate Communications Officer, in consultation with and supervised by the Company's General Counsel, will periodically forward any correspondence received from a holder of the Company's securities which, in the opinion of the Company's General Counsel, deals with concerns regarding the Company's business or with the functions of the Board or which he otherwise determines requires their attention, to the Board of Directors or to the member of the Board to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence.

         MEETINGS OF THE BOARD AND COMMITTEES. In fiscal 2004, the Board of Directors held 14 meetings and acted by unanimous written consent 14 times. The Board of Directors has established an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee. During fiscal 2004, all directors attended at least 75% of the meetings of the Board of Directors and committees of which they were members. Mr. Santilli serves as Chairman of the Board of Directors. In addition, in fiscal 2004, the Board appointed Mr. DeLuca to serve as Chairman of the meetings of the independent directors as required by the Nasdaq Corporate Governance Rules.

         ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS. The Board of Directors has adopted a policy that a majority of the Company's directors should attend each of the annual meetings of stockholders of the Company. Last year, three of the seven directors attended the Annual Meeting of Stockholders.

         DIRECTOR COMPENSATION. The non-employee directors of the Company receive an annual stipend of $60,000 and a fee of $2,000 for each Board and Board Committee meeting attended. Mr. Santilli, the only director who is also an officer of the Company, does not receive any separate fee for acting in his capacity as a director.

         1995 Non-Employee Director Plan. The Company adopted the 1995 Stock Option Plan for Non-Employee Directors (the "1995 Non-Employee Director Plan") in order to attract, retain and motivate non-employee directors and encourage them to increase their ownership interest in the Company. This plan provided for the award of options to purchase up to 171,517 shares (as adjusted for all stock dividends) of the Company's Common Stock. Directors received grants under the 1995 Non-Employee Director Plan upon its adoption in 1995 and again in 1996. The Compensation Committee determined that no additional options would be granted under the 1995 Non-Employee Director Plan and no options have been granted since the 1996 grants. The 1995 Non-Employee Director Plan is administered by the Board of Directors.

         1999 Stock Option Plan. Directors are also eligible to receive grants of stock options under the Amended and Restated 1999 Stock Option Plan (the "1999 Stock Option Plan"). Directors received option grants under the 1999 Stock Option Plan during each fiscal year from 1999 through 2002. Directors did not receive a grant of options under the 1999 Stock Option Plan during the 2003 or 2004 fiscal year. See "-- Executive Compensation" below for the description of the terms of the 1999 Stock Option Plan.

COMMITTEES OF THE BOARD

         AUDIT COMMITTEE. The members of the Audit Committee consist of Messrs. Becker, DeLuca and Pignotti. Mr. Pignotti replaced Mr. Steinberg, as a member of the Audit Committee, effective February 20, 2004. Prior to Mr. Steinberg's resignation as an Audit Committee member as of February 20, 2004, Mr. Steinberg served as both an Audit Committee member and consultant to the Company. See "Certain Relationships and Related Transactions" for a description of Mr. Steinberg's consulting services to the Company and the compensation paid to him relating to such consulting services. The Board of Directors determined that Mr. Steinberg's service on the Audit Committee prior to his resignation was required by the best interests of the Company and its stockholders under the exceptional and limited circumstances exception set forth in Rule 4350A(d)(2)(B) of the Nasdaq Corporate Governance Rules. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable Nasdaq Corporate Governance Rules and SEC regulations. In addition, the Board of Directors has determined that Mr. Pignotti qualifies as an audit committee financial expert, as defined in applicable SEC rules. The Audit Committee held seven meetings and acted by unanimous written consent one time during fiscal 2004.

         The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found in Appendix A. The principal duties of the Audit Committee are to monitor the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the independence and performance of the Company's internal and external auditors. In addition, the Committee selects the firm to be engaged as the Company's independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 13.

         COMPENSATION COMMITTEE. The members of the Compensation Committee are currently Messrs. Becker, DeLuca, Miller and Palitz. Mr. Sussman resigned as a member of the Compensation Committee as of September 29, 2004 and, as previously described, Mr. Sussman will be retiring from service on the Board effective as of the Annual Meeting. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable Nasdaq Corporate Governance Rules. The Compensation Committee is authorized to review and determine salaries, bonuses and other compensation for the executive officers and administers the Company's stock option and other stock-based compensation plans. The Compensation Committee met four times and acted by written consent four times during fiscal 2004. The report of the Compensation Committee is set forth beginning on page 24.

         EXECUTIVE COMMITTEE. The members of the Executive Committee are currently Messrs. Santilli, DeLuca and Palitz. Mr. Steinberg served on the Executive Committee prior to his resignation from the Board of Directors. The Executive Committee is empowered by the Board to act in its stead between meetings of the Board. The Executive Committee met 27 times during fiscal 2004.

         NOMINATING COMMITTEE. The members of the Nominating Committee are currently Messrs. Becker, DeLuca and Miller. The Board of Directors has determined that each member of the Nominating Committee is independent, as defined in applicable Nasdaq Corporate Governance Rules. The Nominating Committee held one meeting in conjunction with a Board meeting during fiscal 2004.

         The Nominating Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found in Appendix B and is also available on the Company's website. The principal duties of the Nominating Committee are to establish criteria for selecting new directors, identify, screen and recruit new directors, and recommend to the Board, the director nominees for each annual stockholders meeting.

         CONSIDERATION OF DIRECTOR CANDIDATES RECOMMENDED OR NOMINATED BY STOCKHOLDERS. The Nominating Committee will consider properly submitted stockholder recommendations for director candidates. A stockholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Nominating Committee, c/o Stephen M. Giroux, Corporate Secretary, American Business Financial Services, Inc., 100 Penn Square East, Philadelphia, PA 19107. The letter must include the following information:

         o     name and address of the stockholder making the recommendation;

         o proof that the stockholder was the stockholder of record, and/or beneficial owner, of the Company's Common Stock as of the date of the letter;

         o     the name, address and resume of the recommended nominee; and

         o the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.


         In addition, under the Company's Amended and Restated Bylaws (the "Bylaws"), a stockholder who desires to nominate directors for election at the Company's stockholders' meeting must comply with the procedures summarized below:

         o stockholder nominations for directors to be elected, which have not been previously approved by the Nominating Committee, must be submitted to the Corporate Secretary not later than the latest date by which stockholder proposals must be submitted to the Company for inclusion in the proxy statement pursuant to SEC Rule 14a-8;

         o stockholder nominations must be in writing and sent either by personal delivery, nationally recognized express mail or U.S. mail, postage prepaid;

         o     each stockholder nomination must set forth the following:

         o the name and address of the stockholder making the nomination and the person(s) nominated;

         o a representation that the stockholder is a holder of record, and/or beneficial owner, of voting stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) nominated;

         o a description of all arrangements and understandings between the stockholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination was submitted by the stockholder;

         o such other information regarding the stockholder nominee as would be required to be included in a proxy statement filed pursuant to the SEC proxy rules had the nominee been nominated by the Board; and

         o the written consent of each nominee to serve as a director if so elected.

         Under the Company's Bylaws, the officer presiding over the stockholders meeting, in such officer's sole and absolute discretion, may reject any nomination not made in accordance with the foregoing procedures.

         The deadline for submitting the letter recommending a prospective director nominee for the 2005 Annual Meeting of Stockholders is August 1, 2005.

         The Company's Bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.1 to the Company's Form 8-K filed with the SEC on October 1, 2004 or upon the stockholder's written request directed to the Corporate Secretary at the address given above.

         DIRECTOR QUALIFICATIONS. In order to be nominated for director, a candidate must meet the following criteria:

         o     the director must be a natural person over 21 years of age;

         o     the director should have high-level business experience;

         o the director should have knowledge about the issues affecting the Company's business and the subprime mortgage industry in which the Company operates;

         o the director should have high moral character and share the values of the Company as outlined in the Company's Code of Conduct and Ethics; and

         o the director should have sufficient time to devote the director's energy and attention to the diligent performance of the director's duties, including, but not limited to, review of the Company's documents, SEC filings and other materials and the attendance of the Board and committee meetings, as applicable.

         Additional special criteria apply to directors being considered to serve on a particular committee of the Board, including, but not limited to, the Audit Committee. For instance, the Nominating Committee will review whether the director nominee is independent, as independence is defined in the Nasdaq Corporate Governance Rules.

         IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR. The Nominating Committee assesses the appropriate size of the Board in accordance with the Company's Certificate of Incorporation and Bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of stockholders. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers candidates for director suggested by members of the Nominating Committee and other Board members as well as management, stockholders and other parties and makes recommendations to the Board regarding proposed candidates to fill the vacancy. The Nominating Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

         In the case of an incumbent director whose term of office expires, the Nominating Committee reviews such director's service to the Company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a Board member outlined above, including the director's independence, as well as any special qualifications applicable to a member of a particular Board committee if such director serves on one or more committees of the Board and makes a recommendation regarding such director's nomination for reelection to the Board. When a member of the Nominating Committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the Nominating Committee meeting at which such director's potential recommendation for nomination for election as a director is discussed by the Nominating Committee.

         In the case of a new director candidate, the Nominating Committee will evaluate whether the nominee is independent, as independence is defined under the Nasdaq Corporate Governance Rules, and whether the nominee meets the qualifications for a Board member outlined above as well as any special qualifications applicable to a member of a particular Board committee, on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating Committee determines whether it should interview the nominee, and if warranted, one or more members of the Nominating Committee interview the nominee in person or by telephone.

         Upon completing the evaluation, and the interview in case of a new candidate, the Nominating Committee makes a recommendation to the Board as to whether to nominate the director nominee for election at the next stockholders meeting at which directors will be elected.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication With Audit Committees," as amended by SAS No. 90, "Audit Committee Communications." In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, and has received the written disclosures and the letter from the auditors as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the SEC.

         This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

The Audit Committee:

Michael R. DeLuca, Chairman         Leonard Becker            Joseph F. Pignotti

September 29, 2004

EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation paid by the Company and its subsidiaries to the Chief Executive Officer and each Named Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                 ANNUAL COMPENSATION                  COMPENSATION AWARDS
                                    --------------------------------------------- ----------------------------
                                                                     OTHER ANNUAL RESTRICTED      SECURITIES
             NAME AND                                                COMPENSATION   STOCK         UNDERLYING     ALL OTHER
        PRINCIPAL POSITION          YEAR     SALARY    BONUS             (1)       AWARD(S)       OPTIONS(2)    COMPENSATION
--------------------------------    ----    --------   ------------  ------------ -----------     ------------  ------------
Anthony J. Santilli                 2004    $764,344        $0            --          --                0          $2,438 (5)
Chairman, President, Chief          2003     755,221   229,639  (3)       --          --                0           2,238
Executive Officer, Chief            2002     710,844   694,313            --          --           13,310(4)        1,988
Operating Officer and Director

Barry P. Epstein (6)                2004    $215,538        $0            --       $897,600 (7)         0         $10,000 (6)
Managing Director of the National
Wholesale Residential Mortgage
Division

Stephen M. Giroux                   2004    $242,500        $0            --          --                0          $2,517 (5)
Executive Vice President, General   2003     212,500         0            --          --                0           2,039
Counsel and Secretary               2002     203,750    64,875            --          --            3,025 (8)       1,988

Albert W. Mandia                    2004    $446,093        $0            --          --                0          $2,020 (5)
Executive Vice President and        2003     427,950    39,002  (9)       --          --                0           2,039
Chief Financial Officer             2002     403,125   201,563            --          --                0           1,988


Milton Riseman                      2004    $184,202        $0            --          --           55,000(10)     $31,233 (11)
Chairman of the Consumer Mortgage   2003     399,250         0            --          --                0             725
Group                               2002     376,250   188,125            --          --                0             729


Jeffrey M. Ruben                    2004    $392,430        $0            --          --                0          $1,988 (5)
Executive Vice President            2003     376,500    15,000 (12)       --          --                0           1,988
                                    2002     354,750   177,375            --          --                0           1,988


Beverly Santilli                    2004    $521,400        $0            --          --                0          $1,988 (5)
President of American Business      2003     525,406   126,500 (13)       --          --                0           1,543
Credit, Inc. and Executive Vice     2002     494,500   483,000            --          --                0           1,360
President of HomeAmerican Credit,
Inc.

_____________________________
(1) Excludes perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of each Named Officer's total salary and bonus.

(2) Share and exercise price information contained in this table reflects all previously issued stock dividends.

(3) Includes $191,639 paid in fiscal year 2003 for performance results achieved during fiscal year 2002 and $38,000 paid in fiscal year 2003 for performance results achieved during the first quarter of fiscal year 2003.

(4) Represents an option to purchase 13,310 shares of Common Stock, granted to Mr. Santilli in fiscal 2002 at an exercise price of $13.15 per share.

(5) Represents the Company's contributions to the 401(k) Plan on behalf of each Named Officer.

(6) Mr. Epstein's employment with the Company commenced December 24, 2003. Includes reimbursement of relocation expenses of $10,000.

(7) Represents the value of the grant of 200,000 shares (220,000 shares after adjustment for a stock dividend) of restricted Common Stock awarded to Mr. Epstein as an inducement to him to accept a position with the Company based upon the closing price of $4.08 per share of Common Stock on the date of grant, as adjusted for the stock dividend. The award was valued at $990,000 based upon the closing price of $4.50 per share of Common Stock as of June 30, 2004. These shares vest at a rate of 50% of the initial award when Monthly Wholesale Originations ("MWOs") meet or exceed $100.0 million and the remaining shares vest when such MWOs meet or exceed $200.0 million. The vesting of the first 50% of the initial award occurred on June 30, 2004. To the extent that the Company will be paying dividends on its Common Stock, the foregoing grant will be eligible to receive such dividends. Compensation paid to Mr. Epstein in excess of $1.0 million is not deductible as an expense by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

(8) Represents an option to purchase 3,025 shares of Common Stock granted to Mr. Giroux in fiscal 2002 at an exercise price of $11.45 per share.

(9) Represents a transaction based award for services in fiscal 2002 valued at $14,002 and a transaction based award paid October 2003 for services in the first quarter of fiscal 2003, not awards under the Executive Management Incentive Plan.

(10) Represents options to purchase 55,000 shares of Common Stock granted to Mr. Riseman in fiscal 2004 at an exercise price of $3.93 per share.

(11) Includes Company contributions to the 401(k) Plan on behalf of Mr. Riseman in the amount of $156 and $31,077 paid to Mr. Riseman upon his retirement from the Company on July 2, 2003. Mr. Riseman ended his retirement and rejoined the Company in November 2003.

(12) Represents a transaction based award paid during the first quarter of fiscal 2003, not an award under the Executive Management Incentive Plan.

(13) Entire bonus paid in fiscal 2003 for performance results achieved during fiscal 2002.

         EXECUTIVE MANAGEMENT INCENTIVE PLAN. During fiscal 1997, the Board of Directors adopted an Executive Management Incentive Plan for the benefit of certain officers of the Company and its subsidiaries, including certain of the Company's executive officers. The plan, which was amended in fiscal 2002, is intended to motivate management toward the achievement of the Company's business goals and objectives by rewarding management in the form of annual bonuses if certain established Company and individual goals are attained. No bonus is payable under this plan unless the corporate financial goals are reached, subject to exceptions at the Board's discretion. Selected officers at the level of Senior Vice President and above are eligible to participate in the plan. Bonuses are determined based upon the achievement of qualitative and quantitative individual, departmental and Company goals pursuant to a formula under which various factors are weighted with the maximum award based upon the selected officer's position and contribution to the Company's overall performance. Bonuses may be prorated to the extent an eligible participant has not been employed by the Company for a full 12-month period and may be paid in cash, in shares of Common Stock, or a combination of cash and Common Stock. The Executive Management Incentive Plan does not include Mr. Santilli and Mrs. Santilli, as their annual cash bonus is determined in accordance with the terms of his or her respective employment agreement or Mr. Mandia, whose employment agreement provides that Mr. Mandia is eligible to receive a bonus of up to 50% of his annual salary if Mr. Mandia and the Company achieve the goals and objectives established and agreed upon by Mr. Mandia and the Chief Executive Officer. Mr. Ruben's employment agreement provides that his participation in any cash bonus plans of the Company is to be determined by the Board of Directors. The employment agreement of Mr. Giroux provides for Mr. Giroux to receive a cash bonus of up to 50% of his salary if the Company achieves goals set for purposes of the Executive Management Incentive Plan.

         1993 STOCK OPTION PLAN. In 1993, the Company adopted, and the stockholders approved, the Company's Amended and Restated Stock Option Plan (the "1993 Stock Option Plan"). In September 2002, the Compensation Committee of the Board of Directors determined that no further grants would be made under the 1993 Stock Option Plan.

         The 1993 Stock Option Plan provided for the award of options to purchase up to an aggregate of 876,645 shares of Common Stock (as adjusted for stock dividends). Officers and key employees of the Company were eligible to receive grants under the 1993 Stock Option Plan. Although no further grants will be made under the 1993 Stock Option Plan, the Compensation Committee will continue to administer the 1993 Stock Option Plan until all outstanding options have expired or been exercised. The Compensation Committee has the discretion to interpret provisions of the 1993 Stock Option Plan and to make all other determinations necessary or advisable.

         1999 STOCK OPTION PLAN. An aggregate of 825,000 shares (as adjusted for all stock dividends) of Common Stock are authorized for issuance under the 1999 Stock Option Plan. As of June 30, 2004, options with respect to all shares of Common Stock authorized for issuance under the 1999 Stock Option Plan were granted and options for the purchase of 104,328 additional shares of Common Stock were granted under the 1999 Stock Option Plan, subject to stockholder approval of Proposal 2. If Proposal 2 is approved by stockholders at the Annual Meeting, an additional 1,000,000 shares of Common Stock will be authorized for issuance under the 1999 Stock Option Plan and, after utilization of 104,328 of these newly authorized shares in connection with the option grants made subject to stockholder approval, as of June 30, 2004, 895,672 shares will remain available for issuance under the 1999 Stock Option Plan. Please refer to Proposal 2 for additional information about the 1999 Stock Option Plan.

         2001 STOCK INCENTIVE PLAN. All officers at the level of Vice President and above as well as certain other employees of the Company and of any present or future Company parent or subsidiary corporation selected by the Compensation Committee are eligible to receive awards of stock under the 2001 Stock Incentive Plan ("2001 Plan"). Under the 2001 Plan, 177,622 shares (after adjustment for all stock dividends) are authorized for issuance. As of June 30, 2004, 175,625 shares of Common Stock were awarded under the 2001 Plan and 1,997 shares of Common Stock remained available for award. If Proposal 3 is approved by the stockholders at the Annual Meeting, an additional 250,000 shares of Common Stock will be authorized and available for award and issuance under the 2001 Plan. Please refer to Proposal 3 for additional information about the 2001 Plan.

         EQUITY COMPENSATION PLAN INFORMATION. The following table details information regarding the Company's existing equity compensation plans as of June 30, 2004 (all share information has been adjusted to reflect all stock dividends):

                                                                                                 NUMBER OF
                                                                                                 SECURITIES
                                                                                                 REMAINING
                                                                                            AVAILABLE FOR FUTURE
                                                   NUMBER OF             WEIGHTED-             ISSUANCE UNDER
                                               SECURITIES ISSUED          AVERAGE                   EQUITY
                                                OR TO BE ISSUED         EXERCISE PRICE       COMPENSATION PLANS
                                                UPON EXERCISE OF             OF                 (EXCLUDING
                                                   OUTSTANDING           OUTSTANDING       SECURITIES REFLECTED
PLAN CATEGORY:                                    OPTIONS (A)            OPTIONS (B)         IN COLUMN (A)) (C)
------------------------------------------     -------------------     ----------------    ----------------------
Equity compensation plans approved
   by security holders:
   Stock Option Plans.....................         961,382 (1)              $7.08                          --
   Restricted Stock Plan..................         175,625 (2)                --                        1,997 (3)
Equity compensation plans not
   approved by security holders...........
   Stock Option Plans.....................         104,328 (4)              $3.16                          --
   Restricted Stock Grants................         224,400 (5)                --                           --
                                               -------------------                         ----------------------

Total.....................................       1,465,735                                              1,997
                                               ===================                         ======================

__________________
(1) Includes options granted pursuant to the 1993 Stock Option Plan, the 1995 Non-Employee Director Plan, and the 1999 Stock Option Plan. Excludes all expired or terminated options under all stock plans. No further options will be granted under the 1993 Stock Option Plan or 1995 Non-Employee Director Plan, which have expired except for terms governing the administration of outstanding options. The Company intends for further options to be granted under the 1999 Stock Option Plan under Proposal 2. Does not include 38,444 shares of Common Stock issued under, and held as of June 30, 2004 by, the American Business Credit, Inc. 401(k) Plan.

(2) Common Stock awarded under the 2001 Plan.

(3) Common Stock remaining available for awards under the 2001 Plan.

(4) Consists entirely of Common Stock issuable upon the exercise of the following stock options which were granted under the 1999 Stock Option Plan subject to stockholder approval of Proposal 2: options for 54,999 shares at an exercise price of $3.40 per share; options for 22,000 shares at an exercise price of $3.33 per share; and options for 27,329 shares at an exercise price of $3.17 per share.

(5) Includes grants of 2,000 shares (2,200 shares after the effect of stock dividends) of Common Stock issued to each of Warren E. Palitz, a current director, and Jeffrey S. Steinberg, a former director, in consideration for their board service. Also includes 200,000 shares (220,000 shares after adjustment for a stock dividend) granted to Mr. Epstein, Managing Director of the National Wholesale Residential Mortgage Division, subject to forfeiture and performance-based vesting requirements pursuant to Mr. Epstein's employment agreement. One-hundred thousand (100,000) of these shares (110,000 shares after the effect of stock dividends) have vested and are no longer subject to forfeiture.

         The following table sets forth information regarding options to purchase Common Stock granted to the Chief Executive Officer and each Named Officer during fiscal 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

--------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF      % OF TOTAL
                                       SECURITIES         OPTIONS                                     BLACK-SCHOLES
                                       UNDERLYING       GRANTED TO    EXERCISE OR                       GRANT DATE
                                         OPTIONS       EMPLOYEES IN   BASE PRICE                         PRESENT
        NAME                           GRANTED (#)(1)   FISCAL YEAR     ($/SH)     EXPIRATION DATE    VALUE ($) (2)
--------------------------------------------------------------------------------------------------------------------
Anthony J. Santilli                         0              --            --               --                 --
Chairman, President, Chief Executive
Officer, Chief Operating Officer and
Director

Barry P. Epstein                            0              --            --               --                 --
Managing Director of the National
Wholesale Residential Mortgage
Division

Stephen M. Giroux                           0              --            --               --                 --
Executive Vice President, General
Counsel and Secretary

Albert W. Mandia                            0              --            --               --                 --
Executive Vice President
and Chief Financial Officer

Milton Riseman                           55,000          9.9%         $3.93     November 24, 2005      $77,990
Chairman of the Consumer Mortgage
Group

Jeffrey M. Ruben                            0              --            --               --                 --
Executive Vice President

Beverly Santilli                            0              --            --               --                 --
President of American Business
Credit, Inc. and Executive Vice
President of HomeAmerican Credit,
Inc.

____________________________

(1) The information in this table has been adjusted to reflect all stock dividends.

(2) The Company utilized the Black-Scholes option pricing model. The Company's use of this model should not be construed as an endorsement of its accuracy for valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual performance of the Company's Common Stock during the applicable period. The following Black-Scholes assumptions were utilized:

                  Risk-free interest rate                 1.89%
                  Dividend yield                          2.50%
                  Expected life                         2 years
                  Market price at grant                   $3.93
                  Expected volatility                       70%

         The following table sets forth information regarding options exercised by the Chief Executive Officer and each Named Officer during fiscal 2004 and the values of options held by such individuals at fiscal year end.

                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR END OPTION VALUES



                                                                     NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                          UNDERLYING             IN-THE-MONEY
                                                                     UNEXERCISED OPTIONS          OPTIONS AT
                                      SHARES                          AT FISCAL YEAR END       FISCAL YEAR END
                                     ACQUIRED                           EXERCISABLE/            EXERCISABLE/
              NAME                  ON EXERCISE   VALUE REALIZED($)   UNEXERCISABLE (1)       UNEXERCISABLE (2)
------------------------------      -----------   -----------------   ------------------      -------------------
Anthony J. Santilli                      0               $0                51,740/0               $28,928/$0
Chairman, President, Chief
Executive Officer, Chief
Operating Officer and
Director (3)

Barry P. Epstein                         0               $0                  0/0                     N/A
Managing Director of the
National Wholesale Residential
Mortgage Division

Stephen M. Giroux                        0               $0              3,871/2,481                $0/$0
Executive Vice President,
General Counsel and Secretary (4)

Albert W. Mandia                         0               $0             47,002/15,812               $0/$0
Executive Vice President and
Chief Financial Officer (5)

Milton Riseman                           0               $0                0/55,000               $0/$31,350
Chairman of the Consumer
Mortgage Group (6)

Jeffrey M. Ruben                         0               $0             53,337/15,972               $0/$0
Executive Vice President (7)

Beverly Santilli                         0               $0              37,365/5,324               $0/$0
President of American Business
Credit, Inc. and Executive Vice
President of HomeAmerican
Credit, Inc. (8)

____________________________

(1) Shares subject to options and exercise prices in the table above are as of June 30, 2004 and have been adjusted to reflect all stock dividends.

(2) Represents the aggregate market value (market price of Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $4.50 on June 30, 2004.

(3) Mr. Santilli holds currently exercisable options to purchase 31,443 shares, 6,987 shares and 13,310 shares of Common Stock at an exercise price of $3.58 per share, $12.70 per share and $13.15 per share, respectively.

(4) Mr. Giroux holds currently exercisable options to purchase 2,661 shares and 1,210 shares of Common Stock at an exercise price of $9.77 per share and $11.45 per share, respectively. Additionally, Mr. Giroux has options, which are currently not exercisable, to purchase 666 shares and 1,815 shares of Common Stock at an exercise price of $9.77 per share and $11.45 per share, respectively.

(5) Mr. Mandia holds currently exercisable options to purchase 13,974 shares, 21,296 shares and 11,732 shares of Common Stock at an exercise price of $16.46 per share, $9.77 per share and $4.60 per share, respectively. Additionally, Mr. Mandia has options, which are currently not exercisable, to purchase 5,324 shares and 10,488 shares of Common Stock at an exercise price of $9.77 per share and $4.60 per share, respectively.

(6) Mr. Riseman has 55,000 options, which are currently not exercisable, to purchase shares of Common stock at an exercise price of $3.93 per share.

(7) Mr. Ruben holds currently exercisable options to purchase 10,480 shares, 5,589 shares, 21,296 shares and 15,972 shares of Common Stock at an exercise price of $14.85 per share, $17.13 per share, $9.77 per share and $4.60 per share, respectively. Additionally, Mr. Ruben has options, which are currently not exercisable, to purchase 5,324 shares and 10,648 shares of Common Stock at an exercise price of $9.77 per share and $4.60 per share, respectively.

(8) Mrs. Santilli holds currently exercisable options to purchase 10,480 shares, 5,589 shares, and 21,296 shares of Common Stock at an exercise price of $14.85 per share, $17.13 per share and $9.77 per share, respectively. Additionally, Mrs. Santilli has options, which are currently not exercisable, to purchase 5,324 shares of Common Stock at an exercise price of $9.77 per share.

EMPLOYMENT AGREEMENTS

         In 1997, the Company entered into employment agreements with each of Anthony J. Santilli, Beverly Santilli and Jeffrey M. Ruben pursuant to which their initial annual base salaries were set at $300,000, $200,000 and $125,000, respectively. The employment agreements with Mr. and Mrs. Santilli were subsequently amended in October 1997. Pursuant to these agreements, the salaries of Mr. and Mrs. Santilli are subject to increase but not decrease on an annual basis, based upon the Consumer Price Index, and may also be increased from time to time by the Board of Directors. Mr. Ruben's salary is subject to increase on an annual basis based upon the Consumer Price Index and may also be increased from time to time by the Chief Executive Officer. Once increased, Mr. Ruben's salary may not be decreased following a "change in control" of the Company. The employment agreements are designed to assist the Company in maintaining a stable and competent management team. Certain of the terms of such agreements, including the amendments, are described below.

         Each agreement terminates upon the earlier of: (a) the employee's death, permanent disability, termination of employment for cause, voluntary resignation or seventieth birthday or (b) the later of: (i) the fifth anniversary (Mr. Santilli and Mrs. Santilli) or third anniversary (Mr. Ruben) of the execution of the agreement; or (ii) five years (Mr. Santilli and Mrs. Santilli) or three years (Mr. Ruben) from any anniversary date of the respective agreement. Notwithstanding the preceding, if the Company notifies: (a) Mr. or Mrs. Santilli of its intent to terminate his or her respective employment without cause during the term of the respective agreement, the agreement terminates five years from the date of the notice, or (b) Mr. Ruben of its intent to terminate his employment without cause during the term of his agreement, his agreement would terminate three years from the date of such notice, except that while Mr. Santilli is Chief Executive Officer of the Company, the Company may terminate Mr. Ruben without cause upon payment to Mr. Ruben of a lump sum amount equal to his then current annual base salary.

         The employment agreements with each of Mr. and Mrs. Santilli also provide for a cash payment to each employee equal to 299% of the last five years' average annual compensation as calculated in accordance with Section 280G of the Internal Revenue Code (in addition to any other payments and benefits due under the agreements) in the event of a change in control (as described below) of the Company during the term of the agreements to which such employee does not consent in such individual's capacity as a director or stockholder of the Company. Mr. Ruben's agreement provides for a similar cash payment only if his employment is terminated in the event of a change in control, which payment shall be in lieu of any additional payment which may be due pursuant to the terms of his agreement. The agreements with Mr. Ruben and Mrs. Santilli also provide that in the event of a change in control of the Company, each employee's stock options shall vest in full (provided, that in the case of Mrs. Santilli, she does not consent to such change in control). The vesting of options and the receipt of other payments and benefits provided for under the agreements upon a change in control of the Company may subject an employee to the payment of an excise tax equal to 20% of all payments contingent upon a "change in control" made in excess of the employee's base compensation. Under the terms of the agreements, in such event the Company will pay the employees an additional amount such that the net amount of payments retained by the employees after the payment of any excise tax and any federal, state and local income and employment taxes and the excise tax on the additional amount paid by the Company shall be equal to the total amount of payments and benefits owed to the employee calculated in accordance with the terms of the agreements without payroll deductions for any tax liabilities. The Company is not entitled to a deduction for any payments made to employees pursuant to these terms of the agreements which subject the Company to an excuse of tax liability. For purposes of all of the employment agreements, a "change in control" of the Company shall include:
(a) a change in the majority of the members of the Board of Directors within a two-year period, excluding a change due to the voluntary retirement or death of any board member (with respect to Mr. Ruben's agreement, no change in control as a result of a change in the majority of the directors will be deemed to occur under the terms of his agreement if Mr. Santilli remains Chairman of the Board), or (b) a person or group of persons acting in concert (as defined in Section 13(a) of the Exchange Act) acquires beneficial ownership, within the meaning of Rule 13(d)(3) of the Rules and Regulations of the SEC promulgated pursuant to the Exchange Act, of a number of voting shares of the Company which constitutes
(i) 50% or more of the Company's shares voted in the election of directors, or
(ii) more than 25% of the Company's outstanding voting shares.

         Based upon their current salaries, if Mr. Santilli, Mrs. Santilli and Mr. Ruben had been terminated as of June 30, 2004 under circumstances entitling them to change in control payments (excluding the value realized upon the exercise of options or any excise tax and other payments described above, which amounts may vary based upon a variety of factors, including but not limited to, the acquisition price and the timing of the change in control), Mr. Santilli, Mrs. Santilli and Mr. Ruben would have been entitled to receive a lump sum payment of approximately $3,638,504, $2,467,480 and $1,363,963, respectively. In addition, Mr. Santilli's and Mrs. Santilli's agreements would continue to be in force for the remainder of their respective terms as described above.

         Each employment agreement also prohibits the employee from divulging confidential information regarding the Company's business to any other party and prohibits the employee, during the term of the agreement, from engaging in a business or being employed by a competitor of the Company without the prior written consent of the Company. The Company may extend the non-compete provisions of any of the agreements at its option (or in the case of Mr. Ruben, with his consent) for up to one year following the termination of such agreement upon payment to the employee of an amount equal to the highest annual salary and bonus received by the employee during any fiscal year during the term of the agreement; provided, however, that the non-compete provisions of Mr. Ruben's contract shall be automatically extended for one year in the event he is terminated without cause and receives a severance payment pursuant to the terms of his agreement, unless he returns a pro rata portion of the severance payment received from the Company.

         The employment agreements with Mr. Santilli and Mrs. Santilli also provide for the payment of an annual cash bonus if the Company meets at least eighty percent (80%) of the targets established by the Board. Mr. Ruben's agreement provides that his participation in the Company's Executive Management Incentive Plan is established by the Board. Each employment agreement also provides the employees with certain other benefits including an allowance for company car for each of Mr. Santilli and Mrs. Santilli, payment of certain life, health (including the payment of health insurance benefits for the family of Mr. Santilli and Mrs. Santilli) and disability insurance payments and reimbursement for all reasonable expenses incurred by the employee in the performance of his or her duties. In the event Mr. Santilli becomes disabled (as defined in the agreement) during the term of his agreement, such employment agreement also provides for the payment of monthly disability payments to him in an amount equal to his monthly salary prior to the disability less any disability benefits received by Mr. Santilli pursuant to any disability insurance paid for, in whole or in part, by the Company for the period of his disability, but in no event beyond the date Mr. Santilli reaches 65 years of age.

         In 1998, the Company entered into a letter agreement with Albert W. Mandia in connection with his employment as Chief Financial Officer of the Company. The agreement, as amended, provides that Mr. Mandia shall receive an initial annual base salary of $275,000 and is eligible to receive a bonus of up to 50% of his annual salary if Mr. Mandia and the Company achieve the goals and objectives established and agreed upon by Mr. Mandia and the Chief Executive Officer. Mr. Santilli may increase Mr. Mandia's annual base salary from time to time. The agreement also provides Mr. Mandia with certain other benefits including a car allowance and life insurance. Mr. Mandia also received options to purchase 12,500 shares of the Company's Common Stock in connection with entering into the letter agreement. If Mr. Mandia's employment is terminated for any reason, except for cause as defined in the letter agreement, he will be entitled to receive a lump sum payment equal to one year's base salary. The Company and Mr. Mandia are also parties to a supplementary letter agreement dated October 1, 1998. This supplementary letter agreement provides that in the event Mr. Mandia's employment is terminated after a change in control, Mr. Mandia would receive two times: (a) his highest annual salary of the twelve month period preceding the termination of his employment ($446,093 as of June 30, 2004) and (b) his highest annual bonus paid in any of the three fiscal years preceding termination. A "change in control" is defined in the supplementary letter agreement as: (a) a merger or consolidation except where the Company would retain 75% voting power after giving effect to such merger or consolidation or where an employee group (then existing management and employees) would control 20% of the voting securities after giving effect to the merger or consolidation; (b) a sale or liquidation of all or substantially all of the assets of the Company pursuant to a plan approved by the stockholders of the Company except if an employee group would retain at least 20% of such assets after giving effect to such plan; (c) the acquisition of 50% or more of the voting securities of the Company then outstanding except if such acquisition was by an employee group or pursuant to an agreement negotiated with the Company; or
(d) the replacement of a majority of the Board of Directors during any 24-month period (excluding voluntary resignations and placements made by the Board of Directors or an employee group). The payments are not payable under the supplementary letter agreement if Mr. Mandia is terminated for cause, however he would still be entitled to the payments related to a change in control in the event that he resigned within 24 months of a change in control because of a material reduction in his salary or benefits, a material change in his job responsibilities, a request to relocate that would increase his commute by more than 50 miles or the failure of the Company to expressly assume the supplementary letter agreement after a change in control. If a change in control had occurred on June 30, 2004 and Mr. Mandia's employment immediately terminated, Mr. Mandia would be entitled to a payment of $1,295,312.

         In 1999, the Company entered into an employment agreement with Milton Riseman in connection with his employment as Chairman of the Consumer Mortgage Group. The agreement provided that Mr. Riseman would receive an annual salary of $335,000 per year and that the annual salary was to be reviewed annually and could be increased by Mr. Santilli. The agreement further provided that Mr. Riseman would be eligible to receive a bonus of up to 50% of his base salary, based on the performance and achievement of specific goals set by Mr. Santilli. The agreement also provided Mr. Riseman with a car allowance and the customary benefits afforded Company employees. This agreement terminated upon Mr. Riseman's retirement in July 2003, at which time Mr. Riseman entered into a consulting agreement with the Company providing for a monthly fee of $10,000. Mr. Riseman's consulting agreement was terminated when Mr. Riseman rejoined the Company effective November 24, 2003 as Chairman of the Consumer Mortgage Group. Mr. Riseman and the Company have not entered into a new employment agreement.

         In 2003, the Company entered into an Employment Agreement with Barry P. Epstein pursuant to which his initial annual base salary is $420,000. The agreement also provides for the payment of a cash bonus for any month where the amount of residential mortgage loans arising out of the California office or through new lenders in the Company's Bank Alliance program ("Wholesale Originations") meets or exceeds $200.0 million. After any such month, Mr. Epstein is entitled to a bonus of 5 basis points multiplied by the amount that the Wholesale Originations exceed $200.0 million (up to a maximum bonus of $100,000) plus an additional bonus of $15,000 for any month where the Wholesale Originations meet or exceed $400.0 million. The agreement also provides Mr. Epstein with a one-time relocation expense, a car allowance and the customary benefits afforded Company employees. Pursuant to this agreement, Mr. Epstein was also granted 200,000 (220,000 after adjustment for a stock dividend) shares of restricted Common Stock subject to transfer restrictions and forfeiture until the satisfaction of certain performance goals, with the first 100,000 (110,000 after adjustment for the stock dividend) shares to vest when monthly Wholesale Originations meet or exceed $100.0 million (or upon such production becoming impossible) and the remaining 100,000 (110,000 after adjustment for the stock dividend) shares to vest when monthly Wholesale Originations meet or exceed $200.0 million. The performance goals applicable to the vesting of the first 100,000 shares were satisfied as of June 30, 2004. The agreement with Mr. Epstein also provides that in the event of a "change in control" of the Company, Mr. Epstein's restricted stock will vest in full. For purposes of this employment agreement, a "change in control" means: (a) that Mr. Santilli ceases to be a Chief Executive Officer of the Company, (b) there is a merger, consolidation or other transaction where the Company is not the surviving corporation and the voting shareholders immediately prior to such transaction cease to control a majority of the voting shares or interests of the surviving entity, or (c) there is a sale of all or substantially all of the assets of the Company to an entity that is not controlled by the Company or owned by stockholders holding not less than a majority of the voting shares of the Company immediately prior to the effectiveness of such transaction.

         The initial term of Mr. Epstein's agreement is for two years but is automatically extended (i) one year, if monthly Wholesale Originations exceed $100.0 million during the initial term, or (ii) two years if monthly Wholesale Originations exceed $200.0 million during the initial term. Mr. Epstein's agreement terminates upon the earlier of: (a) expiration of the agreement's term, (b) the employee's death or permanent disability, (c) termination of employment with or without cause or (d) voluntary resignation with or without good reason. Mr. Epstein's agreement provides for severance payments to him if he is terminated for insufficient Wholesale Origination volume or without cause, or if he terminates his employment for good reason. If Mr. Epstein is terminated without cause or resigns for good reason: (i) before January 1, 2005, Mr. Epstein will be entitled to a payment equal to the balance of his base salary from the date of termination through January 1, 2005 and 100,000 (110,000 after adjustment for the stock dividend) shares of any unvested restricted stock will vest; or (ii) after January 1, 2005, Mr. Epstein will be entitled to a payment equal to two times his base salary and three times his bonus paid in the last full month before the termination and any remaining unvested restricted stock will vest. If Mr. Epstein dies or becomes disabled, a portion (based on the proportion of Wholesale Originations achieved) of his restricted stock will vest and, if he becomes disabled, Mr. Epstein will be entitled to a payment of six months of his base salary. Mr. Epstein's employment agreement also prohibits him, during the term of his agreement and for 12 months thereafter, from divulging confidential information regarding the Company's business to any other party and from soliciting any contractor, broker, business partner, sales representative, supplier or employee.

         In 2004, the Company entered into an employment agreement with Stephen
M. Giroux which provides for an annual base salary of $300,000, subject to annual increases at the discretion of the Chief Executive Officer and Compensation Committee of the Board, an annual bonus in accordance with the terms of the Executive Management Incentive Plan of up to 50% of salary, stock option grants in accordance with the Company's stock option plans, a car allowance, life insurance and other benefits provided to regular full-time employees. This agreement also provides that if at any time Mr. Giroux is terminated without "cause" (as defined in the agreement), Mr. Giroux is entitled to receive payment, in twelve equal monthly installments, of an amount equal to the highest annual salary received by him during the twelve month period prior to the date of termination plus the highest annual bonus paid to him during the five fiscal years preceding the date of termination. Additionally, this agreement provides that if, within one year of a "change of control" (defined identically in Mr. Giroux's agreement and in the employment agreements of Mr. Santilli and Mrs. Santilli as described above), Mr. Giroux loses his position with the Company as described in the agreement, then he is entitled to receive payment in a lump sum of the same amount he would be entitled to receive following a termination of his employment without cause, provided, however, Mr. Giroux would not be entitled to this payment if he refused a comparable position at comparable compensation and benefits at a location within a 50 mile radius of the Company's current executive offices. If a change of control had occurred on June 30, 2004 and Mr. Giroux's employment immediately terminated, Mr. Giroux would be entitled to a payment of $364,875.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         GENERAL. The Compensation Committee is comprised entirely of non-employee members of the Board of Directors. The Compensation Committee has been delegated authority to review and determine the executive compensation program.

         COMPENSATION OBJECTIVES. The Compensation Committee believes that compensation for the executive officers should be determined in a manner which emphasizes increasing value for stockholders. Consistent with this objective, the Compensation Committee believes the Company's executive compensation program is designed to pay base salaries to executives at levels that enable the Company to attract, motivate and retain talented executives. In addition, annual cash bonuses, stock grants and stock option grants may constitute a component of compensation, both as an incentive and as a reward for performance based upon:
(i) individual performance, (ii) the Company's operating and financial results and departmental goals and (iii) other performance measures. Stock option grants which are made at the fair market value of the Common Stock on the grant date are intended to result in no reward if the stock price does not appreciate after the grant date, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation. Consistent with this overall philosophy, the specific objectives of the Company's executive compensation policy are to:

         o Align the financial interests of executive officers with those of stockholders by providing equity-based incentives.

         o Provide annual variable cash bonus compensation awards that take into account the overall Company performance, individual contributions and other factors that increase stockholder value.

         o Offer a total compensation program that takes into account the compensation practices and financial performance of companies in the Company's industry and other comparable companies as well as the future needs.

         o Emphasize performance-based and equity-based compensation for officers at the level of vice president and above which significantly rewards performance that exceeds targeted goals. In particular, in arriving at the amount of equity-based compensation and annual cash bonuses for executive officers, the focus is more on overall Company performance, and individual contributions to the achievement of established departmental and Company goals, and less on comparable marketplace compensation comparisons.

         COMPONENTS OF COMPENSATION. There are three major components of the executive officer compensation: (i) base salary, (ii) annual cash bonus awards, and (iii) equity-based incentive awards in the form of stock and/or stock option grants. Executive officers also receive a car allowance and the standard benefits all full-time employees receive, such as medical, disability and life insurance.

         The Compensation Committee uses its subjective judgment when reviewing, making recommendations or approving the various components of the executive officer compensation and takes into account both qualitative and quantitative factors. The Compensation Committee does not generally assign specific weights to these factors. The Compensation Committee considers compensation practices and financial performance of companies in the Company's industry and other comparable companies. This information provides guidance and a framework, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of companies in the Company's industry and other comparable companies' results. Specific compensation for individual officers will vary from these levels as the result of subjective factors unrelated to compensation practices of comparable companies. The Company may also receive assessments and advice regarding the compensation practices from independent compensation consultants. The Compensation Committee believes that the attraction and retention of superior officers is essential to the Company's ability to compete effectively with larger competitors and continue to implement its business strategy.

         BASE SALARY AND CASH BONUSES. The Company strives to pay each of its executive officers a base salary which, when aggregated with their bonus, is intended to be competitive with similarly situated executive officers in the Company's industry and executive officers at other comparable companies. The Company targets base pay of executive officers at the level required to attract and retain highly qualified persons for those positions. Individual experience and performance and specific needs particular to the Company, among other factors, are taken into account. The Company is a party to employment agreements with Messrs. Santilli, Ruben, Mandia, Giroux and Epstein and Mrs. Santilli and the base salaries paid to these individuals are structured in accordance with their employment agreements. The employment agreements with Messrs. Santilli and Ruben and Mrs. Santilli provide that their salaries may be increased but not decreased and provide for annual increases which may not be less than the increase in the cost of living for the prior year. The employment agreements of Mr. Santilli and Mrs. Santilli provide that any additional salary increases shall be determined by the Board. The employment agreement of Mr. Ruben provides that any additional salary increase shall be determined by the Chief Executive Officer. The employment agreement of Mr. Mandia provides for all salary increases to be determined by the Chief Executive Officer. The employment agreement of Mr. Giroux provides that his salary may be increased following an annual review of his salary by the Chief Executive Officer and approval by the Compensation Committee. The employment agreement of Mr. Epstein provides for the stated base salary figure to be paid over the entire term of the agreement and does not by its terms provide for salary increases.

         In addition to base salary, officers at the level of senior vice president and above are eligible to receive an annual cash bonus under the Executive Management Incentive Plan. Employees at the level of vice president and assistant vice president are eligible for an annual bonus under a separate program. Bonuses under the Executive Management Incentive Plan are determined based upon the achievement of qualitative and quantitative individual, departmental and company goals pursuant to an established formula under which the various factors are weighted based upon each individual's position, years of service and contribution to the overall performance of the Company or a subsidiary thereof. The bonuses paid to Mr. Santilli and Mrs. Santilli are governed exclusively by his or her respective employment agreement. Mr. Ruben's agreement provides that his participation in the Executive Management Incentive Plan is established by the Board and the Board has directed that Mr. Ruben's annual cash bonus not exceed 50% of Mr. Ruben's annual base salary at the time of the award, with the actual amount of the award subject to the discretion of the Chief Executive Officer. Mr. Mandia's employment agreement provides that Mr. Mandia may receive an annual bonus of up to 50% of his annual salary if Mr. Mandia and the Company achieve the goals and objectives agreed upon by Mr. Mandia and the Chief Executive Officer. Mr. Giroux's employment agreement provides that Mr. Giroux is entitled to a yearly bonus in accordance with the Executive Management Incentive Plan of up to 50% of his base salary. Mr. Epstein's employment agreement provides for specific bonus payments upon the achievement of performance goals set forth in his employment agreement.

         The cash bonus payable to each of Mr. Santilli and Mrs. Santilli under their respective employment agreements is as follows: (a) if 80% of the targets established by the Board of Directors ("Targets") are met, a bonus of 50% of the executive's base salary is payable under the employment agreement; (b) if 100% of the Targets are met, a bonus equal to 100% of the executive's base salary is payable under the agreement; or (c) if the Targets are exceeded, the executive will receive an additional 2.5% of the base salary for each 1% that the Targets are exceeded up to a maximum bonus of 225% of the base salary. No bonuses are required to be paid to Mr. Santilli or Mrs. Santilli in any year in which the Company fails to meet at least 80% of the Targets; however, a portion of the cash bonus for Mr. Santilli may be paid for performance results over a period less than a full fiscal year.

         Due to the Company's financial results for fiscal 2004, no annual cash bonuses were paid at the end of fiscal 2004 to any executive officer pursuant to an employment agreement or the Executive Management Incentive Plan.

         STOCK OPTIONS. The Company believes that it is important for executive officers to have an equity stake in the Company and, toward this end, may make grants of stock and/or stock options to key executives from time to time. In making such grants, the Compensation Committee reviews the level of awards granted to executive officers at companies in the Company's industry and executives at other comparable companies, the awards granted to other executives within the Company and the individual officer's specific role and contribution at the Company. During fiscal 2004, no stock or stock option grants were made to executive officers of the Company, other than the grant in November 2003 of a stock option covering 50,000 (55,000 after adjustment for a stock dividend) shares of Common Stock to Mr. Riseman as an incentive for Mr. Riseman to return from retirement to assume his former executive position with the Company and a grant in December 2003 of 200,000 (220,000 after adjustment for a stock dividend) shares of restricted Common Stock to Mr. Epstein as an incentive to accept employment with the Company.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Santilli was the founder of the Company and has served as its Chairman, President and Chief Executive Officer since the Company's inception. In 1997, the Company entered into an employment agreement with Mr. Santilli which established Mr. Santilli's base salary at $300,000 and provided that his base salary could be increased from time to time and once increased would not be decreased. Mr. Santilli's base salary is automatically adjusted each year based upon the increase in the cost of living as determined by the Consumer Price Index. Pursuant to the terms of his employment agreement, Mr. Santilli's salary increases above the cost of living increase require Board approval. The Compensation Committee is responsible for reviewing and approving the compensation of Mr. Santilli above what is required under his employment agreement. As of June 30, 2004, Mr. Santilli was being paid base salary at the annual rate of $764,344. The Compensation Committee believes that Mr. Santilli's compensation is consistent with the compensation paid to chief executive officers of comparable, publicly-held finance companies, and other companies comparable to the Company. In addition, Mr. Santilli, with his wife, is the largest stockholder of the Company, and to the extent his performance as Chairman, President and Chief Executive Officer translates into an increase in the stockholder value, all stockholders share the benefits, including Mr. Santilli.

         POLICY ON DEDUCTIBILITY OF COMPENSATION IN EXCESS OF $1.0 MILLION. Generally, Section 162(m) of the Internal Revenue Code, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly-held company, such as the Company, for certain compensation exceeding $1.0 million paid during the calendar year to the chief executive officer and the four other highest paid executive officers. Notwithstanding the foregoing, certain performance-based compensation that has been approved by stockholders is excluded from the $1.0 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" (as defined for purposes of Section 162(m)). All of the members of the Compensation Committee qualify as "outside directors." As a result, the Company believes compensation resulting from the exercise of options under the 1993 Stock Option Plan and the 1999 Stock Option Plan will be deductible. Any future employee incentive plan or other form of performance based compensation subject to this rule which is considered for adoption will be evaluated prior to any such adoption to determine the plan's anticipated compliance with the Section 162(m) limitation and this policy. The Compensation Committee considered the implications of
Section 162(m) in determining to grant 200,000 shares (220,000 shares after adjustment for a stock dividend) of restricted Common Stock to Mr. Epstein.

The Compensation Committee:

Jerome Miller (Chairman), Leonard Becker, Michael R. DeLuca, Warren E. Palitz

September 29, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No person who served as a member of the Compensation Committee during fiscal 2004 was a current or former officer or employee of the Company or its subsidiaries or engaged in certain transactions with the Company or its subsidiaries required to be disclosed by the SEC regulations, other than the transaction which involved Harold E. Sussman as described under "Certain Relationships and Related Transactions." Additionally, there were no compensation committee "interlocks" during fiscal 2004, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company's Compensation Committee.

STOCK PERFORMANCE GRAPH

         The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Group Index (described below), assuming an investment of $100 in each on June 30, 1999, and the reinvestment of all dividends. The data points used for the performance graph are listed below.

         The Peer Group Index reflects the performance of the following publicly-traded companies in industries similar to that of the Company: Aames Financial Corp., Delta Financial Corp., Irwin Financial Corporation, New Century Financial Corp., OCN/Ocwen Financial Corporation and Saxon Capital, Inc. (Homegold Financial, which was included in last year's peer group is not included in the peer group because it is no longer a publicly-traded company and therefore no stock price information is available on this company.)



                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                AMONG AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX



                               [GRAPHIC OMITTED]





                      ASSUMES $100 INVESTED ON JULY 1, 1999
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 2004


                                                                 CUMULATIVE TOTAL RETURN
Performance Graph Data Points                6/30/99    6/30/00    6/30/01    6/30/02     6/30/03    6/30/04
-----------------------------------------    -------    -------    -------    -------     -------    -------
American Business Financial Services.....    $100.00    $100.44    $130.24    $110.45     $ 74.14    $ 57.16
Nasdaq Stock Market Index (U.S.).........    $100.00    $150.47    $ 83.33    $ 56.52     $ 62.85    $ 79.93
Peer Group Index.........................    $100.00    $ 60.91    $101.27    $101.22     $119.61    $178.66

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal 2004, the Company did not have any formal policy concerning the direct or indirect pecuniary interest of any of its executive officers, directors, security holders or affiliates in any investment to be acquired or disposed of by the Company or in any transaction to which the Company is a party or in which the Company has an interest. On September 29, 2004, the Board of Directors adopted resolutions requiring the Audit Committee of the Board to approve all such related party transactions.

         On September 29, 1995, the Company made a non-recourse loan in the amount of $600,032 to Anthony J. Santilli, its President and Chief Executive Officer. The proceeds of the loan were used to exercise options to purchase 247,513 shares (272,264 shares after the effect of stock dividends) of Common Stock at a price of $2.67 per share. The loan bears interest at the rate of 6.46% with interest due annually or at maturity and the principal due September 2005. The non-recourse loan is secured by the 247,513 shares (272,264 shares after the effect of stock dividends) purchased with the proceeds of the loan and is shown as a reduction of stockholders equity in the Company's financial statements. Mr. Santilli is current in all payments required by the loan agreement. The Company's only recourse in the event of non-payment is to the shares securing the loan.

         The Company employs members of the immediate family of some of its directors and executive officers in various positions described below. During fiscal 2004: John V. Santilli, son of Anthony J. Santilli, Executive Vice President of HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") and President of Upland's Broker Direct division, employed by the Company since 1994, received base salary of $200,000, cash bonus of $31,144, and other compensation in the amount of $9,441; Barbara Rosenthal, daughter-in-law of Anthony J. Santilli, a Sales Manager for Upland, employed by the Company since 1998, received base salary of $55,000, sales commissions of $81,281 and other compensation in the amount of $1,536; Carole Santilli, daughter of Anthony J. Santilli, Senior Vice President of the Company and Servicing Department Head, employed by the Company since 2001, received base salary of $130,000 and other compensation in the amount of $2,777; Christopher Santilli, son of Anthony J. Santilli, Vice President of Upland and Head of Processing, employed by the Company since 1997, received base salary of $85,417, cash bonus of $27,978, sales commissions of $10,700 and other compensation in the amount of $2,845; and Iris Zimmerman, sister of Beverly Santilli, Vice President of the Company, employed by the Company since 2002, received base salary of $82,917, cash bonus of $30,250 and other compensation in the amount of $1,152. Other compensation for these individuals includes cash amounts paid and the fair market value of any non-cash awards made during fiscal 2004 in the following categories, to the extent such compensation was paid and the individuals were eligible for such compensation under the terms and conditions of the applicable plan or arrangement: (i) matching company contributions under the 401(k) plan, (ii) car allowances, and (iii) stock grants. These individuals were also eligible to participate in benefit plans offered to employees generally. Gregory Giroux, son of Stephen M. Giroux, is currently employed in the Investment Department of the Company. The Company believes that the compensation paid to these individuals is competitive with compensation paid to other employees in similar positions in the Company and in the industry

         Castle Appraisal & Consulting LLC is listed on an approved appraiser list for the Company's subsidiaries. Anthony Santilli, III, Mr. Santilli's son, is the operating manager and sole member of Castle Appraisal & Consulting LLC. The Company's lending subsidiaries supply the approved appraiser list to mortgage applicants at the applicant's request and some mortgage applicants may choose to hire Castle Appraisal & Consulting LLC, principally in Southern New Jersey, to provide appraisal services in connection with a loan transaction with the Company's lending subsidiaries. The Company estimates that Castle Appraisal & Consulting LLC performed approximately 105 appraisals during fiscal 2004 for mortgage applicants of the Company's subsidiaries as a result of being included on this approved appraiser list. Based upon an average appraisal fee of $300, the Company estimates that the fees received by Castle Appraisal & Consulting LLC from mortgage applicants for such appraisals totaled approximately $32,000 in fiscal 2004.

         In fiscal 2003, Lanard & Axilbund, Inc. ("L&A"), a real estate brokerage and management firm in which the Company's Director, Mr. Sussman, was a shareholder until December 31, 2002 and is now Chairman Emeritus, acted as the Company's agent in connection with the lease of the Company's current corporate office space. As a result of this transaction, L&A received a commission of $978,439 from the landlord of the leased office space during fiscal 2003 and is currently entitled to receive an additional commission of the same amount. The Company believes this commission in the aggregate to be consistent with market and industry standards. Pursuant to an exit agreement between L&A and Mr. Sussman, Mr. Sussman received a distribution from L&A during fiscal 2003 on account of the first commission payment consistent with his percentage stock ownership of L&A in the amount of $59,212 and is entitled to receive the same amount upon L&A's receipt of the second commission payment. As part of the Company's agreement with L&A, L&A reimbursed the Company in the amount of $229,214 for some of the Company's costs related to finding new office space including some of the Company's expenses related to legal services, feasibility studies and space design.

         Jeffrey S. Steinberg, a director of the Company through February 20, 2004 and currently an Executive Vice President, received $58,000 in consulting fees during the second quarter of fiscal 2004 and $60,000 in consulting fees during the third quarter of fiscal 2004 prior to his resignation from the Board on February 20, 2004. Mr. Steinberg received the consulting fees for assisting the Company with the implementation of its adjusted business strategy, including the expansion of the Company's broker network into California, Texas and Maryland. Mr. Steinberg was instrumental in negotiating agreements to purchase broker assets in these states and in quickly organizing these assets into loan production facilities. Mr. Steinberg's compensation was determined by reference to the fees charged by finders and brokers, including investment bankers, for efforts to find and purchase loan production assets.

              PROPOSAL 2 - APPROVAL OF AMENDMENT AND RESTATEMENT OF
                THE 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER
                       OF SHARES OF COMMON STOCK ISSUABLE
                       UNDER THIS PLAN BY 1,000,000 SHARES


         GENERAL. The Company adopted the 1999 Stock Option Plan on September 22, 1999. On October 22, 2001, the Board of Directors approved an amendment and restatement of the 1999 Stock Option Plan to increase the number of shares issuable pursuant to options granted under the 1999 Stock Option Plan by 200,000 shares, which was approved by stockholders of the Company on December 7, 2001. On January 29, 2004 and on September 29, 2004, the Board of Directors of the Company adopted resolutions approving an amendment and restatement of the 1999 Stock Option Plan, in each case providing for an increase by 500,000 shares in the number of shares authorized for issuance under the 1999 Stock Option Plan, for an aggregate of 1,000,000 additional shares authorized for issuance under the 1999 Stock Option Plan. The Board also directed that this amendment and restatement of the 1999 Stock Option Plan be submitted to the stockholders of the Company for their approval. Approval of Proposal 2 will constitute approval of the increase in authorized shares under the 1999 Stock Option Plan by 1,000,000 shares.

         REQUIRED VOTE. The approval by a majority of the total votes cast on Proposal 2 at the Annual Meeting, in person or by proxy, is necessary for the approval of this Proposal 2.

         STOCKHOLDER APPROVAL REQUIREMENTS. There are two reasons for seeking stockholder approval of this Proposal 2. One reason is to satisfy Nasdaq Rule 4350(i)(1)(A) requiring a company whose shares are listed on the Nasdaq National Market System to obtain stockholder approval of material amendments, including an increase in the number of shares authorized to be issued, to a stock option plan pursuant to which officers, other employees, directors or consultants may acquire the company's stock. The second reason is to satisfy requirements of
Section 422 of the Internal Revenue Code, which requires stockholder approval of this Proposal 2 in order for options granted for the additional shares issuable under the 1999 Stock Option Plan to qualify as Incentive Stock Options, as defined below, to the extent so designated and for the 1999 Stock Option Plan to satisfy one of the conditions of Section 162(m) of the Internal Revenue Code applicable to performance-based compensation.

         INCREASE IN AUTHORIZED SHARES. Under the original terms of the 1999 Stock Option Plan 500,000 shares of Common Stock were authorized for issuance. On December 7, 2001, the stockholders of the Company approved an amendment and restatement to the 1999 Stock Option Plan increasing the shares authorized for issuance under the 1999 Stock Option Plan by 200,000. After adjustments as a result of stock dividends paid November 5, 2001, September 13, 2002 and June 8, 2004, a total of 825,000 shares of Common Stock are currently authorized for issuance under the 1999 Stock Option Plan. As described above, the Board of Directors adopted resolutions approving an amendment and restatement of the 1999 Stock Option Plan which, if approved by the stockholders, would increase the total number of shares authorized for issuance under the 1999 Stock Option Plan by 1,000,000 shares to 1,825,000 shares.

         As of June 30, 2004, options with respect to all 825,000 shares of Common Stock currently authorized for issuance under the 1999 Stock Option Plan were granted and options for the purchase of 104,328 additional shares of Common Stock were granted under the 1999 Stock Option Plan subject to stockholder approval of an increase in authorized shares. The Company determined that such grants were in the best interests of the Company to attract qualified employees and to reward certain employees for their efforts in implementing the adjusted business strategy of the Company.

         If Proposal 2 is approved by stockholders at the Annual Meeting, an additional 1,000,000 shares of Common Stock will be authorized for issuance under the 1999 Stock Option Plan and, after utilization of 104,328 of these newly authorized shares in connection with the option grants made subject to stockholder approval as of June 30, 2004, 895,672 shares will be available for issuance under the 1999 Stock Option Plan. Stock option grants made subsequent to June 30, 2004 and prior to the Annual Meeting (subject to stockholder approval) would utilize an additional portion of these newly authorized shares and reduce the number of newly authorized shares available for grant and issuance under the 1999 Stock Option Plan by the number of shares subject to these additional grants. Also, any options outstanding on June 30, 2004 which expire or terminate unexercised after June 30, 2004 would have the effect of increasing the number of newly authorized shares available for grant and issuance under the 1999 Stock Option Plan because under the terms of the 1999 Stock Option Plan options which terminate or expire unexercised become available again for grant.

         SUMMARY OF THE 1999 STOCK OPTION PLAN. Set forth below is a summary of the provisions of the 1999 Stock Option Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual 1999 Stock Option Plan, set forth as Appendix C to this proxy statement.

         Eligibility. All officers, other key employees, directors and important consultants of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under the 1999 Stock Option Plan. As of the Record Date, the Company had six non-management directors, seven executive officers, one of whom is also a director, and approximately 200 other employees eligible to receive option grants under the 1999 Stock Option Plan.

         Consideration to Be Received by the Company for the Granting of Options. The Board of Directors believes that the Company and its stockholders benefit significantly from having the Company's key personnel receive options to purchase the Company's Common Stock, and that the opportunity thus afforded to such persons to acquire Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that options, particularly Incentive Stock Options, as defined below, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its stockholders. However, because awards under the 1999 Stock Option Plan will be made primarily to directors, officers and other key employees of the Company, the award of additional options under the 1999 Stock Option Plan would have the effect of, upon the exercise of such options, further increasing management's ownership of the Company which may make it more difficult for a third party to acquire control of the Company and which will dilute the holdings of non-management stockholders.

         Awards Under the 1999 Stock Option Plan. Options granted under the 1999 Stock Option Plan may be Incentive Stock Options or Non-Qualified Stock Options. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. Unless the context otherwise requires, the term "option" includes both Incentive Stock Options and Non-Qualified Stock Options.

         Administration. The 1999 Stock Option Plan shall be administered by the Board of Directors of the Company, or a Compensation Committee appointed by the Company's Board of Directors. Pursuant to the terms of the 1999 Stock Option Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under the 1999 Stock Option Plan. References to the term "Committee" under this Proposal 2 refer to either the Company's Board of Directors or the Compensation Committee. Under the 1999 Stock Option Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the 1999 Stock Option Plan as it considers desirable. The Committee has the right to construe the 1999 Stock Option Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 1999 Stock Option Plan and the options issued pursuant to it.

         Common Stock Subject to the 1999 Stock Option Plan. If this Proposal 2 is approved by the stockholders, 1,000,000 additional shares of Common Stock (subject to adjustment as discussed below) will be authorized for issuance under the 1999 Stock Option Plan. Because such shares would be issued from the Company's treasury stock or from authorized but unissued shares, the issuance of additional 1,000,000 shares would have the effect of diluting the interests of existing stockholders by approximately 21.7%, assuming options to purchase 1,000,000 shares were granted and all such options were exercised as of the Record Date. As of the Record Date, the closing price of Common Stock on the Nasdaq National Market System was $3.76.

         Limitation on Maximum Number of Options Awarded. The 1999 Stock Option Plan provides that the maximum number of options which may be awarded to any single optionee under the 1999 Stock Option Plan shall be no more than is equal to 90% of the shares reserved for issuance under the 1999 Stock Option Plan. The purpose of this limitation is to enable awards made pursuant to the 1999 Stock Option Plan to comply with the conditions of Section 162(m) of the Internal Revenue Code which provide for the deductibility of compensation paid to the Company's Named Officers if it is performance based.

         Exercise Price of Options/Payment of Exercise Price. The exercise price for options issued under the 1999 Stock Option Plan shall be at least equal to the fair market value of the Company's Common Stock on the date of grant of the option. The exercise price of an option may be paid in cash, the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

         The Board has interpreted the provision of the 1999 Stock Option Plan which allows payment of the exercise price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the exercise price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

         Special Provisions for Incentive Stock Options. The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the 1999 Stock Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the 1999 Stock Option Plan is exercisable only during the lifetime of an optionee, and are exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

         Exercisability and Expiration of Options. All options granted pursuant to the 1999 Stock Option Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option. All unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date). The Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

         Expiration of the 1999 Stock Option Plan. Unless terminated earlier by the Board of Directors, the 1999 Stock Option Plan will remain in effect until all awards granted under the 1999 Stock Option Plan have been satisfied by the issuance of shares provided that no new awards may be granted under such 1999 Stock Option Plan more than ten years from the date the 1999 Stock Option Plan was adopted by the Company.

         Adjustments. The 1999 Stock Option Plan requires adjustments to the number of shares subject to outstanding options, the exercise price of such outstanding options and the number of authorized shares (shares not subject to outstanding options) in the event of a declaration of a stock dividend, distribution or other offering of shares, merger, consolidation, transfer of assets, reorganization, split up, combination or recapitalization. The ten percent stock dividends paid November 5, 2001, September 13, 2002 and June 8, 2004 resulted in such adjustments. Such adjustments due to stock dividends together with the increase of 200,000 shares approved by stockholders on December 7, 2001 resulted in total authorized shares under the 1999 Stock Option Plan as of the Record Date of 825,000 shares.

         Transferability of Non-Qualified Stock Options. Except as otherwise provided by the Rules and Regulations of the SEC, the 1999 Stock Option Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

         Amendments. Except as required pursuant to Section 422 of the Internal Revenue Code or any successor or provision, the Board of Directors may amend or supplement the 1999 Stock Option Plan, including the form of option agreement, in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors without the approval of stockholders; provided, however, that such action shall not affect options granted under the 1999 Stock Option Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

         OPTIONS GRANTED UNDER THE 1999 STOCK OPTION PLAN. The following table sets forth information regarding the options granted and outstanding under the 1999 Stock Option Plan as of the Record Date.

                                  PLAN BENEFITS
                             1999 STOCK OPTION PLAN

                                                       NUMBER OF SHARES OF COMMON STOCK
                NAME AND POSITION                             UNDERLYING OPTIONS (1)
--------------------------------------------------- ------------------------------------------
Anthony J. Santilli                                                 13,310
Chairman, President, Chief Executive Officer,
Chief Operating Officer and Director

Barry P. Epstein                                                         0
Managing Director of the National Wholesale
Residential Mortgage Division

Stephen M. Giroux                                                    6,352
Executive Vice President, General Counsel and
Secretary

Albert W. Mandia                                                    48,840(2)
Executive Vice President
and Chief Financial Officer

Milton Riseman                                                      55,000(2)
Chairman of the Consumer Mortgage Group

Jeffrey M. Ruben                                                    53,240(2)
Executive Vice President

Beverly Santilli                                                    26,620
President of American Business Credit, Inc.
and Executive Vice President of
HomeAmerican Credit, Inc.

Executive Officer Group (7 persons)                                203,362

Non-Executive Director Group (6 persons)                            64,130(3)

Non-Executive Officer Employee Group (93 persons)                  475,070(4)

____________________________

(1) The options listed in this table were granted at exercise prices ranging from $3.38 to $14.46. As of the Record Date, the closing price of Common Stock on the Nasdaq National Market System was $3.76. The exercise prices and number of shares underlying the options granted under the 1999 Stock Option Plan have been adjusted to give effect to the stock dividends paid on November 5, 2001, September 13, 2002 and June 8, 2004. Options that expired unexercised as of or prior to the Record Date have been excluded from this table.
(2) Constitutes more than 5% of options granted under the 1999 Stock Option Plan as of the Record Date.
(3) Includes Options to purchase 59,400 shares of Common Stock which were exercised.
(4) Includes Options to purchase 100 shares which were exercised.

         FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 STOCK OPTION PLAN.

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1999 STOCK OPTION PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

         Incentive Stock Options. Generally, under the Internal Revenue Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of alternative minimum tax below) granted pursuant to the 1999 Stock Option Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the exercise price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Internal Revenue Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

         Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the 1999 Stock Option Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Internal Revenue Code) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

         LIMITATION ON THE COMPANY'S DEDUCTION. Section 162(m) of the Internal Revenue Code will generally limit the Company's federal income tax deduction for compensation paid in any year to the Company's chief executive officer and its four highest paid executive officers to $1,000,000, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Internal Revenue Code). If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

         INTERESTS OF CERTAIN PERSONS IN PROPOSAL 2. One of the purposes of the proposed increase in shares available for issuance under the 1999 Stock Option Plan is to provide sufficient shares for stock option grants to directors and executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL 2.

       PROPOSAL 3 - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY'S
      2001 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE
                        UNDER THIS PLAN BY 250,000 SHARES

         GENERAL. On October 22, 2001, the Board of Directors of ABFS adopted the 2001 Plan and, on December 7, 2001, the 2001 Plan was approved by the stockholders of ABFS. On September 29, 2004, the Board of Directors approved an amendment and restatement of the 2001 Plan to increase the number of shares issuable under the 2001 Plan by 250,000 shares, subject to the approval by the stockholders of the Company. Approval of this Proposal 3 will constitute approval of this increase.

         REQUIRED VOTE. The approval by a majority of the total votes cast on Proposal 3 at the Annual Meeting, in person or by proxy, is necessary for the approval of this Proposal 3.

         STOCKHOLDER APPROVAL REQUIREMENTS. The Company is seeking stockholder approval of this Proposal 3 to satisfy a Nasdaq Stock Market requirement described under Proposal 2 that companies whose shares are reported on the Nasdaq National Market must obtain stockholder approval when such companies amend compensatory plans to increase the number of shares available for issuance to officers or key employees. Stockholder approval of the adoption of such plan will also satisfy requirements of the Internal Revenue Code in order for awards granted under the plan to satisfy one of the conditions of Section 162(m) of the Internal Revenue Code applicable to performance-based compensation.

         INCREASE IN AUTHORIZED SHARES. Upon initial adoption by the Board of Directors and stockholders in 2001, 150,000 shares of Common Stock were authorized for award and issuance under the 2001 Plan. As a result of adjustments due to stock dividends paid September 13, 2002 and June 8, 2004, the total number of shares of Common Stock authorized for award and issuance under the 2001 Plan was 177,622 as of the Record Date. Of these 177,622 shares currently authorized shares, 175,625 were awarded and issued as of the Record Date and 1,997 remained available for award as of the Record Date.

         On September 29, 2004, the Board of Directors approved an amendment and restatement of the 2001 Plan providing for an increase in the number of shares authorized for award and issuance under the 2001 Plan by 250,000. If this Proposal 3 is approved, an aggregate of 427,622 shares of Common Stock will be authorized for issuance under the 2001 Plan, with 175,625 of such shares having already been issued and 251,997 of such shares being available for issuance. One of the purposes of the proposed increase in shares available for issuance under the 2001 Plan is to provide sufficient shares for awards to officers and key employees of the Company.

         MANAGEMENT'S OWNERSHIP. The Board of Directors believes that the Company and its stockholders benefit significantly from having the Company's key personnel receive awards under the 2001 Plan, and that the opportunity thus afforded such persons to acquire Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that awards are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its stockholders. However, because awards under the 2001 Plan will be made primarily to officers and key employees of the Company the award of additional shares under the 2001 Plan would have the effect of further increasing management's ownership of the Company which may make it more difficult for a third party to acquire control of the Company.

         SUMMARY OF THE 2001 PLAN. Set forth below is a summary of the provisions of the 2001 Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual 2001 Stock Incentive Plan set forth as Appendix D to this proxy statement.

         Purpose of the 2001 Plan. The purpose of the 2001 Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining officers and other employees of the Company and its affiliates by providing for awards in the form of Company Common Stock.

         Eligibility. All officers at the level of vice president and above as well as certain other employees of the Company and of any present or future Company parent or subsidiary corporation selected by the Compensation Committee are eligible to receive awards of stock under the 2001 Plan.

         Awards Under the 2001 Plan. Under the 2001 Plan, the Compensation Committee has the authority, in its discretion, to grant awards entitling the participant to receive a stated number shares of the Company's Common Stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the Compensation Committee. The dollar value of awards granted under the 2001 Plan shall be based upon the fair market value of the Company's Common Stock on the date of grant. Subject to the limitations of the 2001 Plan, the awards made to officers at the level of vice president and above shall be based upon corporate, departmental and individual performance criteria developed by the Compensation Committee pursuant to the guidelines described in Appendix A to the 2001 Plan. Appendix A to the 2001 Plan requires that the awards for officers at the level of vice president and above shall be based on qualitative and quantitative performance criteria established by the Compensation Committee for each individual. Awards made to other employees under the 2001 Plan shall be based upon criteria established by the Compensation Committee from time to time.

         Administration. The 2001 Plan is administered by the Compensation Committee appointed by the Company's Board of Directors. Pursuant to the terms of the 2001 Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an award from being considered granted under the 2001 Plan. Under the 2001 Plan, the Compensation Committee has the right to adopt such rules for the conduct of its business and the administration of the 2001 Plan as it considers desirable. The Compensation Committee has the right to construe the 2001 Plan and the awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 2001 Plan and the awards issued pursuant to it.

         Common Stock Subject to the 2001 Plan. The aggregate number of shares which may currently be issued under the 2001 Plan is 177,622 shares of the Company's Common Stock. If this Proposal 3 is approved by the stockholders, 250,000 additional shares of Common Stock (subject to adjustment as discussed below) will be authorized for issuance under the 2001 Plan. Because such shares would be issued from the Company's authorized but unissued shares, the issuance of additional 250,000 shares would have the effect of diluting the interests of existing stockholders by approximately 6.5%, assuming all 250,000 shares were awarded under the 2001 Plan.

         Limitation on Maximum Number of Shares Awarded. The 2001 Plan provides that the maximum number of shares of Common Stock which may be awarded to any single individual under the 2001 Plan shall be no more than 50% of the shares reserved for issuance under the 2001 Plan. The purpose of this limitation is to enable awards made pursuant to the 2001 Plan to comply with one of the conditions of Section 162(m) of the Internal Revenue Code which provide for the deductibility of compensation paid to the Company's Named Officers if it is performance based. Additionally, the Compensation Committee will not grant any awards during any fiscal year in which the Company fails to achieve its financial goals.

         Vesting of Awards. All awards of Common Stock granted pursuant to the 2001 Plan may be subject to vesting for a period of time and will become unrestricted under the 2001 Plan in accordance with a vesting schedule, if any, set by the Compensation Committee at the time of grant. Under the terms of the 2001 Plan, the Compensation Committee may also establish an additional period of time during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

         All unvested awards terminate immediately upon termination of the participant's employment with the Company, other than by reason of disability or death. If the participant ceases to be employed by the Company because of death or disability, any unvested awards will immediately vest. Additionally, unless the Compensation Committee shall otherwise provide, if the participant's employment with the Company is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of the Company, the shares of Common Stock subject to the participant's award will fully vest and no longer be subject to the restrictions under the 2001 Plan. A change in control includes a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Company, or any other events deemed to be a change in control by the Compensation Committee.

         The Compensation Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any restrictions whenever it shall determine such action is appropriate by reason of changes in tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

         Reduction of Awards. The Compensation Committee will reduce the aggregate amount of any award it makes to a participant under the 2001 Plan by the amount of any bonus, in cash or other compensation, paid to that participant under the Company's Executive Management Incentive Plan.

         Adjustments. The 2001 Plan provides for adjustments to the number of shares issuable under the 2001 Plan in the discretion of the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or other exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company. Awards previously granted pursuant to the 2001 Plan will be treated like all other outstanding shares of Common Stock of the Company. Any additional shares of Common Stock or other securities received by the participant as a result of the type of event described above will be subject to the same restrictions applicable to the original award.

         Cash Dividends. Pursuant to the terms of the 2001 Plan, the Company will defer the payment of cash dividends to the participant on any unvested shares until the shares vest and are no longer subject to the restrictions. The Company will hold any deferred cash dividends for the account of the participant and will pay interest on the deferred dividends at a rate determined by the Compensation Committee.

         Amendments. The Board of Directors may amend or supplement the 2001 Plan, including the form of agreement evidencing the award, in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors without the approval of stockholders; provided, however, that such action shall not affect awards granted under the 2001 Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         Expiration of the 2001 Plan. Unless terminated earlier by the Board of Directors, the 2001 Plan shall continue in effect for a period of ten years or until all shares subject to awards have been granted and any restrictions applicable to such shares lapse.

         AWARDS UNDER THE 2001 PLAN. The following table sets forth information regarding the awards granted under the 2001 Plan as of the Record Date. All awards have been adjusted to give effect to stock dividends.

                                  PLAN BENEFITS
                                    2001 PLAN

                                                       DOLLAR VALUE        NUMBER OF
                NAME AND POSITION                         ($)(1)           SHARES(2)
--------------------------------------------------    --------------      -----------
Anthony J. Santilli
Chairman, President, Chief Executive Officer,
Chief Operating Officer and Director

Barry P. Epstein                                             --                --
Managing Director of the National Wholesale
Residential Mortgage Division

Stephen M. Giroux                                         6,021             1,338
Executive Vice President, General Counsel and
Secretary

Albert W. Mandia                                         19,134             4,252
Executive Vice President and
Chief Financial Officer

Jeffrey M. Ruben                                         16,839             3,742
Executive Vice President

Milton Riseman                                           17,856             3,968
Chairman of the Consumer Mortgage Group

Beverly Santilli                                             --                --
President of American Business Credit, Inc. and
Executive Vice President of HomeAmerican Credit,
Inc.

Executive Officer Group (7 persons)                      59,850            13,300

Non-Executive Director Group (6 persons)                    --                 --

Non-Executive Officer/Employee Group                    747,900           166,200

____________________________
(1) Represents the aggregate market value (market price of the Common Stock on June 30, 2004 $4.50) of all awards granted under the 2001 Plan, regardless of vesting.

(2) Adjusted for stock dividends paid on June 8, 2004.

         On November 1, 2004, the closing price of the Common Stock was $3.76 as reported in the Nasdaq National Market System.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2001 PLAN.

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2001 STOCK INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

         The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

         In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of the Company's Common Stock, referred to as Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by the Company, Section 83 of the Internal Revenue Code may postpone the recognition of income.

         Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that the Company meets its federal withholding tax obligations with respect to the restricted shares, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a
Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.

         LIMITATION ON THE COMPANY'S DEDUCTION. Section 162(m) of the Internal Revenue Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock award will, in general, qualify as "performance based" compensation if (i) paid solely on account of the attainment of one or more preestablished, objective performance goals, (ii) material terms of the performance goals are disclosed to and approved by a majority of the stockholders entitled to vote thereon, and (iii) the goals are established and the plan is administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Internal Revenue Code). If a grant to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such grant will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

         INTERESTS OF CERTAIN PERSONS IN PROPOSAL 3. One of the purposes of the proposed increase in shares available for issuance under the 2001 Plan is to provide sufficient shares for grants to officers and other key employees of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL 3.

     PROPOSAL 4 - APPROVAL OF PROPOSAL TO ISSUE SHARES OF SERIES A PREFERRED
        STOCK IN CONNECTION WITH THE EXCHANGE OFFER AND SHARES OF COMMON
         STOCK ISSUABLE UPON THE CONVERSION OF SERIES A PREFERRED STOCK

         GENERAL. Subject to the approval of stockholders at the Annual Meeting, the Company's Board of Directors has approved the issuance of shares of the Series A Preferred Stock in connection with the Exchange Offer, as defined below, and shares of Common Stock issuable upon the conversion of the Series A Preferred Stock. See "-- The Exchange Offer" for a description of the terms of the Exchange Offer and the Series A Preferred Stock.

         REQUIRED VOTE. The approval by a majority of the total votes cast on Proposal 4 at the Annual Meeting, in person or by proxy, is necessary for the approval of this Proposal 4.

         THE FIRST AND SECOND EXCHANGE OFFERS. On December 1, 2003, the Company mailed the Offer to Exchange (the "First Exchange Offer") to holders of subordinated debentures issued prior to April 1, 2003. Pursuant to the terms of the First Exchange Offer, the Company exchanged $117.2 million of subordinated debentures for 61.8 million shares of Series A Preferred Stock and $55.4 million of senior collateralized subordinated notes. On May 14, 2004, the Company mailed the Offer to Exchange (the "Second Exchange Offer") to holders of subordinated debentures issued prior to November 1, 2003. Pursuant to the terms of the Second Exchange Offer, the Company exchanged $91.4 million of subordinated debentures for 47.6 million shares of Series A Preferred Stock and $43.8 million of senior collateralized subordinated notes.

         THE EXCHANGE OFFER. As of November 16, 2004, the Board of Directors approved an exchange offer (the "Exchange Offer") to be made to holders of the Company's unsecured investment notes issued prior to May 15, 2004 ("Investment Notes"), pursuant to which holders of Investment Notes will have an option of exchanging up to $80,000,000 in the aggregate principal amount of Investment Notes for up to $40,000,000 in the aggregate principal amount of senior collateralized subordinated notes (together with the senior collateralized subordinated notes issued in the First and Second Exchange Offers, "Senior Collateralized Subordinated Notes") and/or up to 80,000,000 shares of the Series A Preferred Stock. Subject to stockholder approval, the Board of Directors has also approved the issuance of 80,000,000 shares of the Series A Preferred Stock in connection with the Exchange Offer and shares of Common Stock issuable upon the conversion of the Series A Preferred Stock, as described herein. Although, pursuant to the Delaware law, the Exchange Offer does not have to be approved by the Company's stockholders, the consummation of the Exchange Offer is contingent on the stockholders' approval of this Proposal 4. The following table provides a summary of the material terms of the Exchange Offer, Senior Collateralized Subordinated Notes and the Series A Preferred Stock.

Summary of the Terms of the Exchange Offer

Purpose of the Exchange Offer............   The Company is making the Exchange
                                            Offer to increase its stockholders'
                                            equity and to reduce the amount of
                                            its outstanding debt. An increase in
                                            the stockholders' equity and a
                                            reduction in the outstanding debt
                                            will assist the Company in:

                                            o    achieving compliance with
                                                 the financial covenants
                                                 contained in its credit
                                                 facilities and certain of its
                                                 servicing agreements;

                                            o    complying with the continued
                                                 listing standards contained in
                                                 the Nasdaq Marketplace Rules
                                                 which include a requirement to
                                                 maintain stockholders' equity
                                                 of at least $10.0 million; and

                                            o    enhancing the Company's ability
                                                 to implement its adjusted
                                                 business strategy and to obtain
                                                 additional financing to fund
                                                 its ongoing operations,
                                                 including securitization
                                                 opportunities, to the extent
                                                 they arise.

Securities for which the Exchange
Offer is made............................   Up to $80,000,000 in the aggregate
                                            principal amount of Investment Notes
                                            issued prior to May 15, 2004.

Securities offered under the Exchange
Offer....................................   Up to $40,000,000 in the aggregate
                                            principal amount of Senior
                                            Collateralized Subordinated Notes
                                            and up to 80,000,000 shares of the
                                            Series A Preferred Stock (if all
                                            Investment Notes are exchanged for
                                            the Series A Preferred Stock).
                                            Holders of Investment Notes may
                                            exchange each $1,000 of principal
                                            amount of the holder's Investment
                                            Note for: (i) $500 of Senior
                                            Collateralized Subordinated Notes
                                            and 500 shares of Series A Preferred
                                            Stock, or (ii) entirely for the
                                            shares of the Series A Preferred
                                            Stock. Additionally, holders of
                                            Investment Notes do not have to
                                            tender all of their Investment Notes
                                            to participate in the Exchange
                                            Offer.

No proration.............................   If holders of Investment Notes
                                            validly tender, in the aggregate,
                                            more than $80,000,000 in principal
                                            amount of Investment Notes for
                                            Senior Collateralized Subordinated
                                            Notes and/or Series A Preferred
                                            Stock, only the first $80,000,000 of
                                            Investment Notes tendered will be
                                            exchanged. Investment Notes tendered
                                            for Senior Collateralized
                                            Subordinated Notes and/or Series A
                                            Preferred Stock that are not
                                            accepted because the aggregate
                                            amount tendered exceeds $80,000,000
                                            will be returned to the holder if in
                                            certificated form. Holders of
                                            book-entry Investment Notes will be
                                            notified by mail if their tenders
                                            are not accepted.

Conditions to the Exchange Offer.........   The Exchange Offer is subject to the
                                            following conditions:

                                            o    consent of one of the Company's
                                                 lenders;

                                            o    approval by the Company's
                                                 stockholders of Proposal 4;

                                            o    compliance of the Exchange
                                                 Offer with applicable laws and
                                                 interpretations of the staff of
                                                 the SEC, including the Form T-3
                                                 being declared effective by the
                                                 SEC;

                                            o    compliance of the Exchange
                                                 Offer with all applicable state
                                                 securities or "blue sky" laws;

                                            o    no litigation shall have been
                                                 instituted or threatened or law
                                                 enacted that could prohibit the
                                                 Exchange Offer, materially
                                                 adversely affect the Company's
                                                 business, or limit the tax
                                                 deductibility of interest on
                                                 Senior Collateralized
                                                 Subordinated Notes to be issued
                                                 in the Exchange Offer, or
                                                 materially impair the benefits
                                                 of the Exchange Offer to the
                                                 Company;

                                            o    no event shall have occurred
                                                 affecting the Company's
                                                 business that would reasonably
                                                 be expected to prohibit,
                                                 prevent or significantly delay
                                                 the Exchange Offer or
                                                 materially impair the benefits
                                                 of the Exchange Offer; and

                                            o    after the date the offer to
                                                 exchange is distributed in
                                                 connection with the Exchange
                                                 Offer, no tender or exchange
                                                 offer for the Company's equity
                                                 securities or any business
                                                 combination involving the
                                                 Company shall have been
                                                 proposed or announced or have
                                                 occurred.

                                            Subject to the satisfaction or
                                            waiver (other than legal
                                            requirements which can not be waived
                                            by the Company) of the foregoing
                                            conditions, the Company will accept
                                            for exchange the first $80,000,000
                                            in the aggregate principal amount of
                                            Investment Notes that are validly
                                            tendered and not withdrawn before
                                            5:00 p.m., Philadelphia,
                                            Pennsylvania time, on, December 31,
                                            2004, the expiration date of the
                                            Exchange Offer. However, the Company
                                            reserves the right to:

                                            o    delay the acceptance of
                                                 Investment Notes for exchange;

                                            o    terminate the Exchange Offer
                                                 and promptly return all
                                                 Investment Notes tendered to
                                                 the Company;

Conditions to the Exchange Offer
(continued)..............................   o    extend the scheduled expiration
                                                 date beyond December 31, 2004
                                                 and retain all Investment Notes
                                                 that have been tendered,
                                                 subject to the right of owners
                                                 of Investment Notes to withdraw
                                                 their tendered Investment Notes
                                                 prior to the Company's
                                                 acceptance of the tendered
                                                 notes and a closing occurs;

                                            o    refuse to accept Investment
                                                 Notes and promptly return all
                                                 Investment Notes that have been
                                                 tendered to the Company;

                                            o    waive any condition or
                                                 otherwise amend the terms of
                                                 the Exchange Offer in any
                                                 respect; or

                                            o    extend the scheduled expiration
                                                 date beyond December 31, 2004,
                                                 accept tendered Investment
                                                 Notes for exchange and
                                                 consummate such exchanges on
                                                 multiple closing dates
                                                 commencing with an initial
                                                 closing on December 31, 2004
                                                 and ending with a closing on
                                                 the extended expiration date.

                                            The Company will not waive or amend
                                            any condition after the first
                                            closing conducted under the Exchange
                                            Offer.

Acceptance of Investment Notes...........   The consummation of the Exchange
                                            Offer is not contingent upon any
                                            minimum number of Investment Notes
                                            tendered. The Company intends to
                                            conduct a closing under the Exchange
                                            Offer on December 31, 2004,
                                            regardless of the amount of
                                            Investment Notes tendered. In the
                                            event the Company elects to extend
                                            the Exchange Offer, the Company
                                            reserves the right to effect
                                            multiple closings commencing after
                                            December 31, 2004.

Withdrawal rights........................   The tender of Investment Notes may
                                            be withdrawn by holders at any time
                                            prior to the Company's acceptance of
                                            the tendered Investment Notes for
                                            exchange and a closing occurs. For
                                            example, any Investment Notes
                                            tendered prior to the December 31,
                                            2004 closing may be withdrawn by the
                                            holders prior to 5:00 p.m. on
                                            December 31, 2004. If a closing
                                            under the Exchange Offer occurs on
                                            December 31, 2004 and the Exchange
                                            Offer is extended beyond December
                                            31, 2004, the holder may withdraw
                                            Investment Notes which were tendered
                                            subsequent to December 31, 2004 or
                                            change the holder's choice of new
                                            securities at any time before the
                                            expiration of the extended Exchange
                                            Offer.

Investment Notes not tendered or
accepted for exchange....................   If a holder does not tender the
                                            holder's Investment Notes in the
                                            Exchange Offer, or if the holder's
                                            Investment Notes are not accepted
                                            for exchange, the holder will
                                            continue to hold the holder's
                                            Investment Notes and will be
                                            entitled to all the rights and will
                                            be subject to all the limitations
                                            applicable to Investment Notes. Any
                                            Investment Notes not accepted for
                                            exchange for any reason will be
                                            returned without expense to the
                                            holder as promptly as practicable
                                            after the expiration or termination
                                            of the Exchange Offer if in
                                            certificated form. Holders of
                                            book-entry Investment Notes will be
                                            notified by mail if their tenders
                                            are not accepted.

Use of proceeds..........................   The Company will not receive any
                                            cash proceeds from the Exchange
                                            Offer.

Appraisal rights.........................   Holders of Investment Notes will not
                                            have any dissenters' rights or
                                            appraisal rights in connection with
                                            the Exchange Offer.


Summary Description of Senior Collateralized Subordinated Notes

Senior Collateralized Subordinated Notes
offered..................................   Up to $40,000,000 in the aggregate
                                            principal amount available in
                                            exchange for Investment Notes.

Maturity.................................   For Senior Collateralized
                                            Subordinated Notes issued in
                                            exchange for Investment Notes with
                                            maturities of 36 months or less,
                                            maturity dates will be the remaining
                                            term to maturity of Investment Notes
                                            tendered. With respect to Investment
                                            Notes tendered with remaining terms
                                            greater than 36 months, the holder
                                            has the option to receive Senior
                                            Collateralized Subordinated Notes
                                            with a term equivalent to the
                                            remaining term of Investment Notes
                                            tendered or a 36-month term. If the
                                            holder fails to select a maturity
                                            date, the maturity date will be the
                                            maturity date of Investment Notes
                                            tendered.

Security/Ranking.........................   Senior Collateralized Subordinated
                                            Notes to be issued in the Exchange
                                            Offer will be and Senior
                                            Collateralized Subordinated Notes
                                            issued in the First and Second
                                            Exchange Offers are secured by a
                                            security interest in certain cash
                                            flows originating from the
                                            interest-only strips of certain of
                                            the Company's subsidiaries held by
                                            ABFS Warehouse Trust 2003 - 1, a
                                            special purpose entity which holds
                                            the majority of, but not all of, the
                                            interest-only strips held directly
                                            or indirectly by the Company. Senior
                                            Collateralized Subordinated Notes to
                                            be issued in the Exchange Offer will
                                            be and the Senior Collateralized
                                            Subordinated Notes issued in the
                                            First and Second Exchange Offers are
                                            secured by

Security/Ranking (continued).............   interest-only strips with an
                                            aggregate value of at least an
                                            amount equal to 150% of the
                                            principal balance of Senior
                                            Collateralized Subordinated Notes
                                            outstanding, plus priority lien
                                            obligations secured by the
                                            interest-only strips and/or the cash
                                            flows from the interest-only strips;
                                            provided that, such collateral
                                            coverage may not fall below 100% of
                                            the principal balance of Senior
                                            Collateralized Subordinated Notes
                                            outstanding and priority lien
                                            obligations secured by the
                                            collateral, as determined by the
                                            Company on any quarterly balance
                                            sheet date. There is no limit upon
                                            the amount of priority lien
                                            obligations that can be placed upon
                                            this collateral provided that the
                                            collateral coverage of 1.5 to 1 is
                                            met. In the event of liquidation or
                                            default on any senior indebtedness,
                                            to the extent the collateral
                                            securing Senior Collateralized
                                            Subordinated Notes is not sufficient
                                            to repay these securities, the
                                            deficiency portion of Senior
                                            Collateralized Subordinated Notes
                                            issued in the Exchange Offer will
                                            rank junior in right of payment
                                            behind the Company's senior
                                            indebtedness and all of its other
                                            existing and future senior debt and
                                            behind the existing and future debt
                                            of its subsidiaries, and equally in
                                            right of payment with the deficiency
                                            portion of Senior Collateralized
                                            Subordinated Notes issued in the
                                            First and Second Exchange Offers,
                                            Investment Notes, any future
                                            subordinated debentures issued by
                                            the Company and other unsecured
                                            debt. Senior Collateralized
                                            Subordinated Notes are senior to the
                                            Series A Preferred Stock.

                                            Senior Collateralized Subordinated
                                            Notes to be issued in the Exchange
                                            Offer will be secured by the same
                                            cash flows from the interest-only
                                            strips that secure Senior
                                            Collateralized Subordinated Notes
                                            issued in the First and Second
                                            Exchange Offers. The Company is not
                                            adding any additional interest-only
                                            strips to the trust as a result of
                                            the issuance of additional Senior
                                            Collateralized Subordinated Notes in
                                            the Exchange Offer. The value of
                                            interest-only strips in the trust as
                                            determined by the Company as of
                                            September 30, 2004, the date of the
                                            Company's last valuation, exceeds
                                            the amount that would be required to
                                            fully collateralize at 150% Senior
                                            Collateralized Subordinated Notes to
                                            be issued in the Exchange Offer and
                                            Senior Collateralized Subordinated
                                            Notes that are outstanding as a
                                            result of the First and Second
                                            Exchange Offers. In the event of
                                            liquidation, Senior Collateralized
                                            Subordinated Notes to be issued in
                                            the Exchange Offer and Senior
                                            Collateralized Subordinated Notes
                                            issued in the First and Second
                                            Exchange Offers would rank equally
                                            in right of payment to the extent of
                                            the Company's interest in the cash
                                            flows from the interest-only strips
                                            held in the trust.

                                            Based upon the value of the
                                            interest-only strips at September
                                            30, 2004 and after giving effect to
                                            a financing transaction structured
                                            as a sale with the right to
                                            repurchase which occurred subsequent
                                            to that date, the Company's interest
                                            in the cash flows from the
                                            interest-only strips collateralizing
                                            Senior Collateralized Subordinated
                                            Notes totaled $314.0 million.
                                            Priority lien obligations securing
                                            senior debt and other financings
                                            which are also secured by these
                                            assets totaled $47.6 million. In
                                            addition, the Company intends to
                                            grant priority liens in the amount
                                            of up to $______ million on these
                                            assets to secure additional
                                            financings to be entered into by the
                                            Company. These priority lien
                                            obligations rank senior in right of
                                            payment to the Senior Collateralized
                                            Subordinated Notes. Assuming the
                                            issuance of $40,000,000 of Senior
                                            Collateralized Subordinated Notes in
                                            the Exchange Offer and based upon
                                            the $97.5 million of such notes
                                            outstanding as of September 30,
                                            2004, there would be a maximum of
                                            $137.5 million of Senior
                                            Collateralized Subordinated Notes
                                            outstanding upon completion of the
                                            Exchange Offer.

Subordination of liens...................   The Company or its subsidiaries may,
                                            from time to time, grant other liens
                                            on the cash flows originating from
                                            interest-only strips in connection
                                            with other exchange offers or
                                            financings the Company may pursue,
                                            and such liens may be of equal or
                                            greater priority than the liens
                                            securing Senior Collateralized
                                            Subordinated Notes issued in the
                                            Exchange Offer if, and only if,
                                            after giving effect to any such
                                            additional indebtedness secured by
                                            the cash flow from the interest-only
                                            strips, the value of such cash flow
                                            is at least 150% of the total amount
                                            of debt secured on the date such
                                            liens are granted. There is no limit
                                            upon the amount of priority lien
                                            obligations that can be placed upon
                                            this collateral provided that the
                                            collateral coverage of 1.5 to 1 is
                                            met.

Interest payments........................   With respect to Investment Notes
                                            where the holders elected periodic
                                            interest payments (as opposed to
                                            payment of interest at maturity of
                                            the Investment Note), all periodic
                                            payments of interest on Investment
                                            Notes have been made when due since
                                            Investment Notes were issued. The
                                            last periodic payment of interest on
                                            such Investment Notes will be made
                                            on December 31, 2004 (or the
                                            subsequent closing date of the
                                            exchange of an Investment Note if
                                            such closing date occurs after
                                            December 31, 2004). This payment
                                            will cover accrued interest, if any,
                                            at the stated interest rate due
                                            through December 31, 2004 or through
                                            such later closing date.

                                            From the date of issuance of Senior
                                            Collateralized Subordinated Notes
                                            through the maturity date of Senior
                                            Collateralized Subordinated Notes,
                                            the payment of interest on Senior
                                            Collateralized Subordinated Notes
                                            will be made as follows:

                                            o    if Investment Notes exchanged
                                                 have an interest rate of 10.0%
                                                 or lower, at an interest rate
                                                 equal to 10 basis points above
                                                 the interest rate paid on
                                                 Investment Notes exchanged. For
                                                 example, if Investment Notes
                                                 you exchange have an interest
                                                 rate of 9.0%, your Senior
                                                 Collateralized Subordinated
                                                 Notes would have an interest
                                                 rate of 9.1%; or

                                            o    if Investment Notes exchanged
                                                 have an interest rate above
                                                 10.0%, at a rate equal to 10.0%
                                                 plus twice the difference
                                                 between the interest rate paid
                                                 on Investment Notes exchanged
                                                 and 10.0%, plus 10 basis
                                                 points.

                                             The interest rate of Senior
                                             Collateralized Subordinated Notes
                                             will be further adjusted to reflect
                                             compounding of interest consistent
                                             with the method of compounding, if
                                             any, for Investment Notes
                                             exchanged.

                                             Interest payments on Senior
                                             Collateralized Subordinated Notes
                                             will be made pursuant to the same
                                             periodic payment terms as were in
                                             effect for Investment Notes
                                             exchanged.


Interest payments (continued)............   With respect to Investment Notes
                                            tendered with interest payable upon
                                            maturity, interest on Senior
                                            Collateralized Subordinated Notes
                                            issued in exchange for such
                                            securities will be payable upon
                                            maturity.

                                            With respect to remaining principal
                                            amounts of Investment Notes not
                                            tendered, interest will continue to
                                            accrue and be payable pursuant to
                                            the terms of Investment Notes.

Optional redemption......................   The Company may redeem Senior
                                            Collateralized Subordinated Notes
                                            issued in the Exchange Offer at any
                                            time after the first anniversary of
                                            the issuance of the notes in whole
                                            or in part, for 100% of their
                                            principal amount plus accrued and
                                            unpaid interest, if any, up to the
                                            date of redemption, on at least 90
                                            days' prior written notice by mail.

Events of default........................   The events of default under the
                                            indenture governing Senior
                                            Collateralized Subordinated Notes
                                            issued in the Exchange Offer shall
                                            be the same as those applicable to
                                            Investment Notes, with the exception
                                            of the following additional event of
                                            default: the ratio of (i) the value
                                            of the collateral securing Senior
                                            Collateralized Subordinated Notes to
                                            (ii) the aggregate principal balance
                                            owing on Senior Collateralized
                                            Subordinated Notes outstanding and
                                            any priority lien obligations
                                            secured by the collateral falls
                                            below 1.0 to 1.0, as determined by
                                            the Company.


Summary Description of the Series A Preferred Stock

Series A Preferred Stock offered.........   Up to 80,000,000 shares of the
                                            Series A Preferred Stock, par value
                                            $0.001 per share. The Certificate of
                                            Designation of the Series A
                                            Preferred Stock is attached hereto
                                            as Appendix E.

Ranking..................................   The Series A Preferred Stock with
                                            respect to dividend rights and
                                            rights upon liquidation, will rank
                                            senior to Common Stock and junior to
                                            Senior Collateralized Subordinated
                                            Notes outstanding, including notes
                                            issued in the Exchange Offer, all
                                            outstanding subordinated debentures,
                                            including Investment Notes, any
                                            other indebtedness or liabilities of
                                            the Company or its subsidiaries and
                                            any other shares of its stock that
                                            may be issued in the future ranking
                                            senior to the Series A Preferred
                                            Stock.

                                            In addition to the shares of the
                                            Series A Preferred Stock issued in
                                            the Exchange Offer, the Company may
                                            issue shares of the Series A
                                            Preferred Stock for any corporate
                                            purpose from time to time in the
                                            future. The additional shares may be
                                            sold for cash or exchanged for the
                                            Company's outstanding securities or
                                            other assets that the Company
                                            desires to acquire. All such
                                            additional shares of the Series A
                                            Preferred Stock, if any, will rank
                                            equally with all other shares of the
                                            Series A Preferred Stock
                                            outstanding.

 Liquidation preference..................   Upon any voluntary or involuntary
                                            liquidation, dissolution or winding
                                            up of the Company, before any
                                            payment to the holders of Common
                                            Stock, holders of the Series A
                                            Preferred Stock will be entitled to
                                            receive a liquidation preference of
                                            $1.00 per share, referred to as the
                                            original liquidation value in this
                                            document, plus accrued and unpaid
                                            dividends, if any, to the date of
                                            final distribution to such holders.

Dividend payments........................   Monthly dividend payments will be
                                            $0.008334 per share (equivalent to
                                            $0.10 per share annually or 10.0% of
                                            the original liquidation value) of
                                            the Series A Preferred Stock,
                                            subject to compliance with
                                            applicable Delaware law. Dividend
                                            payments on the Series A Preferred
                                            Stock will be payable on the payment
                                            date to stockholders of record as of
                                            the end of each calendar month
                                            commencing after the initial closing
                                            with the first dividend payment to
                                            be declared for the month of January
                                            2005 for shares issued on December
                                            31, 2004, subject to compliance with
                                            applicable Delaware law. The payment
                                            date for dividends on the Series A
                                            Preferred Stock will be two weeks
                                            following the relevant record date,
                                            but may be extended by the Company
                                            to a date not later than 90 days
                                            after the end of each calendar
                                            month. The cumulative amount of any
                                            unpaid dividends will be paid upon
                                            liquidation of the Series A
                                            Preferred Stock, or the appropriate
                                            adjustment, which takes into account
                                            unpaid dividends, will be made upon
                                            the redemption or conversion of the
                                            Series A Preferred Stock. As long as
                                            shares of the Series A Preferred
                                            Stock are outstanding, no dividends
                                            will be declared or paid on Common
                                            Stock unless all monthly dividends
                                            accrued and unpaid on outstanding
                                            shares of the Series A Preferred
                                            Stock have been paid in full. All
                                            monthly dividends on the Series A
                                            Preferred Stock outstanding as of
                                            September 30, 2004 have been paid in
                                            full. Based upon anticipated
                                            financial results through the
                                            quarter ended December 31, 2004, if
                                            the Company is unsuccessful in
                                            converting a portion of its
                                            subordinated debentures to equity in
                                            the form of Series A Preferred Stock
                                            in the Exchange Offer by December
                                            31, 2004, the Company may be unable
                                            to continue to pay dividends on the
                                            Series A Preferred Stock
                                            outstanding.

Optional redemption......................   The Company may redeem the shares of
                                            the Series A Preferred Stock at a
                                            price equal to the original
                                            liquidation value plus any accrued
                                            and unpaid dividends, at any time
                                            following the second anniversary of
                                            the issuance date upon 30 days'
                                            notice.

Voting rights............................   Except as otherwise required by law
                                            or the Company's Amended and
                                            Restated Certificate of
                                            Incorporation, holders of the Series
                                            A Preferred Stock are not entitled
                                            to vote on any matters submitted to
                                            a vote of the stockholders of the
                                            Company.

Mandatory conversion.....................   None.

Conversion...............................   On or after the second anniversary
                                            of the issuance date (or on or after
                                            the one year anniversary of the
                                            issuance date if no dividends are
                                            paid on the Series A Preferred Stock
                                            outstanding on such date), each
                                            share of the Series A Preferred
                                            Stock is convertible at the option
                                            of the holder into a number of
                                            shares of Common Stock determined by
                                            dividing: (A) $1.00 plus an amount
                                            equal to accrued but unpaid
                                            dividends (if the conversion date is
                                            prior to the second anniversary of
                                            the issuance date because the Series
                                            A Preferred Stock has become
                                            convertible due to failure to pay
                                            dividends), $1.20 plus an amount
                                            equal to accrued but unpaid
                                            dividends (if the conversion date is
                                            prior to the third anniversary of
                                            the issuance date but on or after
                                            the second anniversary of the
                                            issuance date) or $1.30 plus an
                                            amount equal to accrued but unpaid
                                            dividends (if the conversion date is
                                            on or after the third anniversary of
                                            the issuance date) by (B) the market
                                            price of a share of Common Stock
                                            (which figure shall not be less than
                                            $5.00 per share regardless of the
                                            actual market price, such $5.00
                                            minimum figure to be subject to
                                            adjustments for stock splits,
                                            including reverse stock splits) on
                                            the conversion date.


         Financial Impact of the Exchange Offer

         The effects of every $1,000,000 of existing Investment Notes exchanged by holders and the effects of the issuance of the Series A Preferred Stock are presented below. The effects on the Company's consolidated balance sheet at September 30, 2004, assume that the Exchange Offer had occurred on September 30, 2004. The effects on the Company's consolidated income statements for the three months ended September 30, 2004 and the year ended June 30, 2004, assume that the Exchange Offer had occurred on July 1, 2003. Interest expense has been reduced at an average interest rate of 10.08% on the amount of existing subordinated debentures retired in the Exchange Offer and has been increased at an average interest rate of 10.90% on the amount of Senior Collateralized Subordinated Notes issued in the Exchange Offer.

         The effect on the Company's consolidated balance sheet at September 30, 2004, and the consolidated income statements for the three months ended September 30, 2004 and the fiscal year ended June 30, 2004 for every $1,000,000 of Investment Notes that are exchanged for $500,000 of Senior Collateralized Subordinated Notes and 500,000 shares of the Series A Preferred Stock would have been as follows (in thousands):


 CONSOLIDATED BALANCE SHEET                                   SEPTEMBER 30, 2004
 --------------------------                                   ------------------
 Subordinated debentures.................................          $(1,000)
 Senior Collateralized Subordinated Notes................              500
 Total liabilities.......................................             (500)
 Series A Preferred Stock................................                1
         Capital surplus.................................              499
         Total stockholders' equity......................              500

                                              THREE MONTHS ENDED     YEAR ENDED
CONSOLIDATED STATEMENTS OF INCOME             SEPTEMBER 30, 2004   JUNE 30, 2004
---------------------------------             ------------------   -------------
Decrease in interest expense.............           $(12)             $(46)
Decrease in net loss.....................              8                29
Increase in preferred stock dividends....             13                50
Increase in net loss attributable to
   common stockholders...................             (5)              (21)

         The effect on the Company's consolidated balance sheet at September 30, 2004 and the consolidated income statements for the three months ended September 30, 2004 and year ended June 30, 2004 and for every $1,000,000 of Investment Notes that are exchanged for 1,000,000 additional shares of the Series A Preferred Stock would have been (in thousands):



CONSOLIDATED BALANCE SHEET                               SEPTEMBER 30, 2004
--------------------------                               ------------------
Subordinated debentures.................................     $(1,000)
Total liabilities.......................................      (1,000)
Series A Preferred Stock................................           1
         Capital surplus................................         999
         Total Stockholders' Equity.....................       1,000




                                              THREE MONTHS ENDED     YEAR ENDED
CONSOLIDATED STATEMENTS OF INCOME             SEPTEMBER 30, 2004   JUNE 30, 2004
---------------------------------             ------------------   -------------
Decrease in interest expense.............            $(25)            $(101)
Decrease in net loss.....................              16                62
Increase in preferred stock dividends....              25               100
Increase in net loss attributable to
         common stockholders.................         (9)               (38)

         APPROVAL OF PROPOSAL 4 COULD RESULT IN A CHANGE IN CONTROL OF THE COMPANY. On the Record Date, the Company had 3,598,342 shares of Common Stock outstanding and 109,435,580 shares of the Series A Preferred Stock outstanding. Subject to stockholder approval of this Proposal 4 and the consummation of the Exchange Offer, the Company may issue up to 80,000,000 shares of the Series A Preferred Stock in the Exchange Offer without any further approval of stockholders. Currently, the Company is unable to determine the exact number of shares of the Series A Preferred Stock to be issued in the Exchange Offer. The conversion of at least 14,000,000 shares of the Series A Preferred Stock (assuming a conversion price of $1.30 per share, a market price of Common Stock of $5.00 per share and the payment of all dividends on the shares of the Series A Preferred Stock) into approximately 3,640,000 shares of Common Stock would likely result in a change in control of the Company. In addition, up to 28,453,251 additional shares of Common Stock may be issued upon the conversion of 109,435,580 shares of the Series A Preferred Stock outstanding based upon a conversion price of $1.30 per share, a market price of Common Stock of $5.00 per share and assuming the payment of all dividends on the shares of the Series A Preferred Stock. On the Record Date, 2,184,358 shares (including options to purchase 397,884 shares of Common Stock exercisable within 60 days of the Record
Date), or 54.7% of the Company's outstanding Common Stock, were beneficially owned by directors and executive officers of the Company. See "-- Dilutive Effect of the Issuance of Additional Shares of Common Stock" and "-- Conversion of the Series A Preferred Stock" for examples of the possible impact of the conversion of the Series A Preferred Stock on holders of the Company's Common Stock.

         DILUTIVE EFFECT OF THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If all 80,000,000 shares of the Series A Preferred Stock are issued in the Exchange Offer, these shares could be converted into up to 20,800,000 shares of Common Stock based upon a conversion price of $1.30 per share, a Common Stock market price of $5.00 per share and assuming the payment of all dividends on the shares of the Series A Preferred Stock. The issuance of these additional shares of Common Stock upon the conversion of the Series A Preferred Stock will result in the significant dilution of the equity interests of existing holders of Common Stock, reduce the proportionate voting power of existing holders of Common Stock and may decrease the market value per share of Common Stock. The issuance of additional 20,800,000 shares of Common Stock would result in existing holders of Common Stock owning only 14.7% of the Company based upon 3,598,342 shares outstanding on the Record Date. The conversion of 80,000,000 shares of the Series A Preferred Stock that may be issued in the Exchange Offer and 109,435,580 shares of Series A Preferred Stock outstanding on the Record Date into 49,253,251 shares of Common Stock based upon a conversion price of $1.30 per share, a market price of $5.00 per share and assuming the payment of all dividends on the shares of the Series A Preferred Stock would result in existing holders of Common Stock owning only 6.8% of the Company based upon 3,598,342 shares outstanding on the Record Date.

         DILUTIVE EFFECT OF THE ISSUANCE OF ADDITIONAL SHARES OF THE SERIES A PREFERRED STOCK. If all 80,000,000 shares of the Series A Preferred Stock are issued in the Exchange Offer, the issuance of such shares will result in the significant dilution of the interests of existing holders of the Series A Preferred Stock. The issuance of additional 80,000,000 shares of the Series A Preferred Stock would result in existing holders of the Series A Preferred Stock owning only 57.8% of the Series A Preferred Stock outstanding.

         STOCKHOLDER APPROVAL REQUIREMENTS. The Company's Common Stock is listed on the Nasdaq National Market System. Nasdaq Rule 4350(i)(1)(B) requires that issuers obtain stockholder approval of any issuance or potential issuance of securities that will result in the change of control of the issuer. In addition, Nasdaq Rule 4350(i)(1)(D) requires that the issuers of stock in a nonpublic offering obtain stockholder approval prior to an issuance or potential issuance where (i) the securities issued are common stock or securities convertible into common stock, (ii) the price per share of the securities in the offering is less than the greater of book value or market value of the issuer's common stock, and
(iii) the proposed issuance would result in the issuance of 20% or more of the common stock or voting power of the issuer before the issuance.

         CONVERSION OF THE SERIES A PREFERRED STOCK. Each share of the Series A Preferred Stock is convertible into shares of Common Stock pursuant to the formula set forth in the Certificate of Designation and described below. On or after the second anniversary of the issuance date (or on or after the one year anniversary of the issuance date if no dividends are paid on the Series A Preferred Stock), each share of the Series A Preferred Stock is convertible at the option of the holder into a number of shares of Common Stock determined by dividing: (A) $1.00 plus accrued but unpaid dividends (if the conversion date is prior to the second anniversary of the issuance date because the Series A Preferred Stock has become convertible due to a failure to pay dividends), $1.20 plus accrued but unpaid dividends (if the conversion date is prior to the third anniversary of the issuance date, but on or after the second anniversary of the issuance date) or $1.30 plus accrued and unpaid dividends (if the conversion date is on or after the third anniversary of the issuance date) by (B) the market price of a share of Common Stock (which figure shall not be less than $5.00 per share regardless of the actual market price, such $5.00 minimum figure to be subject to adjustment for stock splits, including reverse stock splits) on the conversion date.

         Subject to stockholder approval of this Proposal 4, the Company may issue up to 80,000,000 shares of the Series A Preferred Stock in connection with the Exchange Offer. Currently, the Company is unable to determine the exact number of shares of the Series A Preferred Stock to be issued in the Exchange Offer. The issuance of shares of Common Stock upon the conversion of at least 14,000,000 shares of the Series A Preferred Stock (assuming a conversion price of $1.30 per share, a market price of Common Stock of $5.00 per share and the payment of all dividends on the shares of the Series A Preferred Stock) would likely result in the change of control of the Company. Under Nasdaq Rule 4350(i)(1)(B) described above, in order to comply with the maintenance requirements of the Nasdaq Stock Market upon the conversion of the Series A Preferred Stock into shares of Common Stock, the Company is required to obtain stockholder approval prior to the issuance of such shares.

         The maximum number of shares of Common Stock into which the 80,000,000 shares of the Series A Preferred Stock can be potentially converted is 20,800,000 shares of Common Stock, provided that (i) all dividends on the Series A Preferred Stock will have been paid by the conversion date; (ii) all 80,000,000 shares of the Series A Preferred Stock were issued in connection with the Exchange Offer; (iii) the conversion date of the Series A Preferred Stock is on or after the third anniversary of the issuance date at a conversion price of $1.30; and (iv) the market price of a share of Common Stock is $5.00.

         The minimum number of shares of Common Stock into which the 80,000,000 shares of the Series A Preferred Stock can be potentially converted is 16,000,000 shares of Common Stock, provided that (i) all dividends on the Series A Preferred Stock will have been paid by the conversion date; (ii) all 80,000,000 shares of the Series A Preferred Stock were issued in connection with the Exchange Offer; (iii) the conversion date of the Series A Preferred Stock is prior to the second anniversary of the issuance date at a conversion price of $1.00; and (iv) the market price of a share of Common Stock is $5.00.

         The issuance of either 16,000,000 or 20,800,000 shares of Common Stock upon the conversion of the Series A Preferred Stock under the foregoing assumptions would constitute more than 20% of the Company's issued and outstanding Common Stock on the Record Date and would likely result in a change in control of the Company.

         Moreover, since the original liquidation value of a share of the Series A Preferred Stock is $1.00, then holders of 80,000,000 shares of the Series A Preferred Stock would be deemed to pay $3.85 for a share of Common Stock based upon the conversion of 80,000,000 shares of the Series A Preferred Stock into 20,800,000 shares of Common Stock at the $1.30 conversion price. Therefore, if the market price of a share of Common Stock rises above $3.85 per share on the date of issuance of the shares of the Series A Preferred Stock, then holders of the Series A Preferred Stock would be deemed to have acquired shares of Common Stock at a price that is lower than the market price of a share of Common Stock. As a result, pursuant to Nasdaq Rule 4350(i)(1)(D) described above, stockholder approval would be required prior to the issuance of the shares of the Series A Preferred Stock. On the Record Date, the closing price of a share of Common Stock on the Nasdaq National Market System was $3.76. At September 30, 2004, the book values per common share was $3.30.

         There can be no assurance that all 80,000,000 shares of Series A Preferred Stock will be issued in the Exchange Offer. If all debt holders tendering in the Exchange Offer elect to tender $80,000,000 in the aggregate principal amount of Investment Notes for equal amounts of Senior Collateralized Subordinated Notes and shares of the Series A Preferred Stock, 40,000,000 shares of the Series A Preferred Stock would be issued in the Exchange Offer. See "--The Exchange Offer."

         The maximum number of shares of Common Stock into which 40,000,000 shares of the Series A Preferred Stock can be potentially converted is 10,400,000 shares of Common Stock, provided that (i) all dividends on the Series A Preferred Stock will have been paid by the conversion date; (ii) 40,000,000 shares of the Series A Preferred Stock were issued in connection with the Exchange Offer; (iii) the conversion date of the Series A Preferred Stock is on or after the third anniversary of the issuance date at a conversion price of $1.30; and (iv) the market price of a share of Common Stock is $5.00.

         The minimum number of shares of Common Stock into which 40,000,000 shares of the Series A Preferred Stock can be potentially converted is 8,000,000 shares of Common Stock, provided that (i) all dividends on the Series A Preferred Stock will have been paid by the conversion date; (ii) 40,000,000 shares of the Series A Preferred Stock were issued in connection with the Exchange Offer; (iii) the conversion date of the Series A Preferred Stock is prior to the second anniversary of the issuance date at a conversion price of $1.00; and (iv) the market price of a share of Common Stock is $5.00.

         The issuance of either 8,000,000 or 10,400,000 shares of Common Stock upon the conversion of the Series A Preferred Stock under the foregoing assumptions would constitute more than 20% of the Company's issued and outstanding Common Stock on the Record Date and would likely result in a change in control of the Company.

         PRINCIPAL EFFECT OF NON-APPROVAL OF PROPOSAL 4. To the extent stockholders do not approve this Proposal 4, the Company will be unable to complete the Exchange Offer as currently structured. The non-approval of this Proposal 4 will hinder the Company's ability to reduce the amount of its outstanding debt and increase its stockholders' equity. Further, to the extent the Company continues to experience losses, the failure to complete the Exchange Offer could result in a decrease in stockholders' equity and a reduction in the Company's stock price which could result in the Company's inability to comply with the requirements for continued listing of its Common Stock on the Nasdaq Stock Market.

         INTERESTS OF CERTAIN PERSONS IN PROPOSAL 4. None of the Company's directors or executive officers beneficially own Investment Notes eligible to participate in the Exchange Offer.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL 4.

                               LEGAL PROCEEDINGS

         On August 19, 2004, the class action lawsuit entitled American Business Financial Services, Inc. Securities Litigation, Civil Action No. 04-0265 was filed in the United States District Court for the Eastern District of Pennsylvania naming the Company, Mr. Santilli, Mr. Mandia, and former director, Richard Kaufman, as defendants. The suit brings claims on behalf of a class of all purchasers of Common Stock for a proposed class period of January 27, 2000 through June 26, 2003 and alleges that, among other things, the Company and the named directors and officers violated Sections 10(b) and 20(a) of the Exchange Act. The consolidated complaint alleges that, during the applicable class period, the Company's forbearance and deferment practices enabled it to, among other things, lower delinquency rates to facilitate the securitization of loans which purportedly allowed the Company to collect interest income from securitized loans and inflate financial results and the market price of Common Stock. The consolidated amended class action complaint seeks unspecified compensatory damages, costs and expenses related to bringing the action, and other unspecified relief. The Company filed a motion to dismiss this class action on October 21, 2004.

         On March 15, 2004, a shareholder derivative action captioned Osterbauer
v. Santilli, Kaufman, Mandia, Becker, DeLuca and Sussman, Civil Action No. 04-1105 was filed against the Company, as a nominal defendant, Messrs. Santilli, Mandia, Becker, DeLuca and Sussman, and former director Mr. Kaufman, as defendants, in the United States District Court for the Eastern District of Pennsylvania. The lawsuit was brought nominally on behalf of the Company, as a shareholder derivative action, alleging that the named directors and officers breached their fiduciary duties to the Company, engaged in the abuse of control, gross mismanagement and other violations of law during the period from January 27, 2000 through June 25, 2003. The lawsuit seeks unspecified compensatory damages, equitable or injunctive relief and costs and expenses related to bringing the action, and other unspecified relief. The parties have agreed to stay this case pending disposition of the motion to dismiss the consolidated amended complaint filed in the putative consolidated securities class action discussed above.

         Procedurally, these lawsuits are in a very preliminary stage. The Company believes that it has several defenses to the claims raised by these lawsuits and intends to vigorously defend the lawsuits. Due to the inherent uncertainties in litigation and because the ultimate resolution of these proceedings is influenced by factors outside of the Company's control, the Company is currently unable to predict the ultimate outcome of this litigation or its impact on the Company's financial position or results of operations.

         INDEPENDENT ACCOUNTANTS, PRINCIPAL ACCOUNTING FEES AND SERVICES

         The Audit Committee of the Company has selected BDO Seidman, LLP ("BDO Seidman") to be the Company's independent public accountants for fiscal 2005. BDO Seidman served as the Company's independent accountants during fiscal 2004. A representative of BDO Seidman is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed by BDO Seidman for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended June 30, 2004 and June 30, 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal years 2004 and 2003 totaled $1,102,770 and $921,150, respectively.

         AUDIT-RELATED FEES. The aggregate fees billed by BDO Seidman for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements for the fiscal years ended June 30, 2004 and June 30, 2003 and that are not disclosed in the paragraph captioned "Audit Fees" above, were $120,150 and $108,313, respectively. The services performed by BDO Seidman in connection with these fees consisted of the following: audit of the 401(k) employee benefit plan; review of the Company's Forms 8-K; and consultation with respect to new financial accounting and reporting standards compliance.

         TAX FEES. The aggregate fees billed by BDO Seidman for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended June 30, 2004 and June 30, 2003 were $34,500 and $4,000, respectively. These fees related to consultation services provided by BDO Seidman with respect to REMIC trust accounting issues.

         ALL OTHER FEES. The aggregate fees billed by BDO Seidman for products and services, other than the services described in the paragraphs "Audit Fees," "Audit-Related Fees," and "Tax Fees" above for the fiscal years ended June 30, 2004 and June 30, 2003 were $131,780 and $271,940, respectively. Services performed by BDO Seidman in connection with these fees consisted of the following: internal audit services, internal audit special projects and other miscellaneous matters.

         The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by BDO Seidman in fiscal 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2004, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons, except that Messrs. Becker and Epstein filed late one Form 4.

                              STOCKHOLDER PROPOSALS

         The deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2005 Annual Meeting of Stockholders (the "2005 Meeting") will be October 17, 2005. As to all such matters which the Company does not have notice on or prior to October 17, 2005, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2005 Meeting to vote on such proposal. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the Company's proxy materials related to the 2005 Meeting require that a stockholder proposal regarding the 2005 Meeting must be submitted to the Company at its office located at The Wanamaker Building, 100 Penn Square East, Philadelphia, Pennsylvania, 19107, by August 1, 2005 to receive consideration for inclusion in the Company's proxy materials for the 2005 Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                      INFORMATION INCORPORATED BY REFERENCE

         The SEC allows the Company to incorporate by reference information that the Company files with the SEC. The Company incorporates by reference the information contained in the Company's Annual Report to Stockholders (the "Annual Report") included in the Annual Report on Form 10-K/A (Amendment No. 2) for the fiscal year ended June 30, 2004 filed with the SEC on November __, 2004.

                                  HOUSEHOLDING

         The Company adopted a new procedure approved by the SEC called "householding." Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the proxy materials, unless they notify the Company that they wish to continue receiving multiple copies. The Company has undertaken householding to reduce the Company's printing costs and postage fees.

         If you wish to continue to receive multiple copies of the proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying the Company in writing at:
American Business Financial Services, Inc., ATTN: Stephen M. Giroux, Secretary, 100 Penn Square East, Philadelphia, Pennsylvania 19107. You may opt-out of householding at any time prior to thirty days before the mailing of the proxy materials in November of each year by notifying the Company at the address above.

         If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying the Company at the above-referenced address.

                                  ANNUAL REPORT

         The Annual Report accompanies this proxy statement. The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AND ALL AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED JUNE 30, 2004 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                                Stephen M. Giroux
                                    Secretary
                             The Wanamaker Building
                              100 Penn Square East
                             Philadelphia, PA 19107





                                            By Order of the Board of Directors,



                                            Stephen M. Giroux, Secretary

                                   APPENDIX A

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

PURPOSE

         There shall be a committee of the board of directors (the "Board") to be known as the audit committee of American Business Financial Services, Inc. (the "Company"). The audit committee's purpose is to:

         (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

         (B) prepare an audit committee report as required by the rules of the Securities and Exchange Commission ("SEC").

COMPOSITION

         The Audit Committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. (except as set forth in Rule 4350
(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

         The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

         The audit committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

         The members of the audit committee shall serve until their resignation, retirement or removal by the Board or until their successors shall be appointed and qualify. No member of the audit committee shall be removed except by a majority vote of the full Board.

         A member of the audit committee shall promptly notify the audit committee and the Board if the member is no longer an independent director and such member shall be removed from the audit committee unless the Board determines that an exception to the independent director requirement is available under the applicable Nasdaq rules with respect to such member's continued membership and that an exception should be made.

DUTIES AND RESPONSIBILITIES


         The duties and responsibilities of the audit committee shall be as follows:

         o be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee;

         o establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

         o have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

         o receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

         o ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

         o   report regularly to the Board;

         o   make an annual performance evaluation of the audit committee;

         o review and assess the adequacy of the audit committee's charter annually;

         o comply with all preapproval requirements of Section 10A(i) of the Exchange Act and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 C.F.R. ss. 210.2-01(c)(7);

         o make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board; and

         o act as a qualified legal compliance committee as defined in 17 C.F.R. ss. 205.2.

Delegation

         Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

LIMITATIONS

         The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and need not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                   APPENDIX B

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                          NOMINATING COMMITTEE CHARTER

         This Nominating Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of American Business Financial Services, Inc. (the "Company").

I.       PURPOSE

         The Nominating Committee (the "Committee") of the Board is responsible for developing and recommending to the Board a set of corporate governance policies for the Company, establishing criteria for selecting new directors, and identifying, screening and recruiting new directors. The Committee will also recommend to the Board nominees for directors and for committee membership.

II.      COMPOSITION

         The Committee shall be comprised of three or more members, all of whom must qualify as independent directors ("Independent Directors") under the Corporate Governance Rules of The Nasdaq Stock Market, Inc. ("Nasdaq").

         Notwithstanding this independence requirement, if the Committee is comprised of at least three members, one director, who is not independent as defined in Rule 4200 of the Nasdaq Corporate Governance Rules, and is not a current officer or employee of the Company or a Family Member (as defined in Rule 4200 of the Nasdaq Corporate Governance Rules) of such person, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership on the committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination (or in Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reasons for the determination. A member appointed under this exception may not serve longer than two years.

         The Committee members shall be appointed by the Board. The Board shall appoint one member of the Committee as chairperson. If the Board fails to elect a chairperson, the Committee members shall elect a chairperson from their members. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

         The Committee members shall serve for a term of one year or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee.

         A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the Nasdaq Corporate Governance Rules with respect to such member's continued membership on the Committee.

III.     MEETINGS AND PROCEDURES

         Consistent with the Company's Certificate of Incorporation, Bylaws and applicable state law, the following shall apply:

         o The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

         o The Committee shall meet at least annually and more frequently as circumstances require.

         o The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

         o The chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

         o A majority of the members of the Committee shall constitute a quorum.

         o The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director's recommendation for nomination or committee selection is being discussed.

         o Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

         o The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

IV.      RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

         The Committee has the following duties and responsibilities:

         Selection of Director Nominees and Committee Membership

         o Determine what types of backgrounds are needed to help strengthen and balance the Board and establish the process for identifying and evaluating nominees for director, including but not limited to establishing criteria for selecting new directors.

         o Determine the minimum qualifications that must be met by the Committee recommended candidates.

         o Conduct background and qualifications checks of persons the Committee wishes to recommend to the Board as candidates or to fill vacancies.

         o Conduct director evaluations prior to recommendation of incumbent directors for election.

         o Recommend to the Board the slate of nominees of directors to be proposed for election at the stockholders' meeting and recommend to the Board individuals to be considered by the Board to fill vacancies. Approvals should follow a review by the Committee of the performance and contribution of fellow directors as well as the qualifications of proposed new directors.

         o Establish policies regarding the consideration of director candidates recommended by stockholders.

         o Establish procedures to be followed by stockholders in submitting recommendations for director candidates.

         o Recommend to the Board a process for stockholders to communicate with the Board.

         o Recommend to the Board a policy with respect to Board member attendance at annual meetings.

         Succession Planning and Other Matters

         o Make recommendations to the Board with respect to potential successors for key management positions.

         o Obtain advice and assistance from internal or external legal or other advisors as required for the performance of its duties.

         o Review and evaluate the Committee's performance annually with respect to its evaluation of its performance.

         o Review and reassess the adequacy of this Charter on an annual basis and recommend to the Board any appropriate changes.

         o   Report regularly to the Board.

         o Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

         The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, such experts and other professionals as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify and evaluate director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company.

                                   APPENDIX C

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN


1.       Purpose of Plan

         The purpose of this Amended and Restated 1999 Stock Option Plan (the "Plan") is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, American Business Financial Services, Inc., a Delaware corporation (the "Company"), and each present or future parent or subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

2.       Aggregate Number of Shares

         1,825,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Persons Eligible to Receive Options

         All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 90% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

4.       Administration of Plan

         (a) This Plan shall be administered either by the Company's Board of Directors or a Compensation Committee appointed by the Company's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.       Incentive Stock Options and Non-Qualified Stock Options

         a. Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq National Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq National Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

         (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

         (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         (e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.       Amendment, Supplement, Suspension and Termination

     Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

7.       Effectiveness of Plan

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

8.       General Conditions

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

         (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

         (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

         (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

         (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

         (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.


         As Amended and Restated this 29th day of September, 2004



                                                ________________________________
                                                Stephen M. Giroux,
                                                Secretary


         Approved by shareholders this ___ day of _______________, 2004



                                                ________________________________
                                                Stephen M. Giroux,
                                                Secretary

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:_____________________________________________________________________________
   Name


Address:________________________________________________________________________

Date of Grant: _________________________________________________________________


    You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company"), at a price of $____________ per share pursuant to the Company's Amended and Restated 1999 Stock Option Plan (the "Plan").

    Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to __________ years from the date of grant, your option may be exercised for up to _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

    In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         2. Any other event deemed to constitute a "Change of Control" by the Committee.














                                      C-I-1

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code, and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

    If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE COMPANY OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.





                                      C-I-2

    This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

    (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Internal Revenue Code and the regulations thereunder;

    (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

    (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

    (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

    The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

    (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.





                                      C-I-3

    (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Internal Revenue Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

    NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

    Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.






                                      C-I-4

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

    IN CONSIDERATION OF THE GRANT TO YOU OF THIS OPTION, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.


    Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By:_________________________________________


    I hereby acknowledge receipt of a copy of the foregoing stock option and the Amended and Restated 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants [EXCEPT FOR OPTIONS GRANTED TO ME PURSUANT TO AGREEMENTS DATED ___________].


_________________________________                 ______________________________
(Date)                                            (Signature)






                                      C-I-5

                          ATTACHMENT A TO STOCK OPTION

                      Confidentiality and Non-Interference.

    (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

    (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

    (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

    (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

    (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.




                                      C-I-6

                                   APPENDIX II

                     NON-QUALIFIED STOCK OPTION FOR OFFICERS
                             AND OTHER KEY EMPLOYEES

To: ____________________________________________________________________________
    Name

Address_________________________________________________________________________

Date of Grant: _________________________________________________________________


    You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's Amended and Restated 1999 Stock Option Plan (the "Plan").

    Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to _____ years from the date of grant, your option may be exercised for up to _______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after_____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

    In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

    1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

    2. Any other event deemed to constitute a "Change of Control" by the Committee.






                                     C-II-1

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code, and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

    If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE COMPANY OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.





                                     C-II-2

    Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Internal Revenue Code and the regulations thereunder;

     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.





                                     C-II-3

     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder.

    NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

    Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.













                                     C-II-4

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

    IN CONSIDERATION OF THE GRANT TO YOU OF THIS OPTION, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.





















                                     C-II-5

    Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By: ________________________________________

    I hereby acknowledge receipt of a copy of the foregoing stock option and the Amended and Restated 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated _______________].


__________________________________                ______________________________
(Date)                                            (Signature)


















                                     C-II-6

                          ATTACHMENT A TO STOCK OPTION

                      Confidentiality and Non-Interference.
                      ------------------------------------

    (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

    (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

    (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

    (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

    (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.


                                     C-II-7

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS


To: ____________________________________________________________________________
    Name

Address_________________________________________________________________________

Date of Grant: _________________________________________________________________

    You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's Amended and Restated 1999 Stock Option Plan (the "Plan").

    Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to ______years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

    In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

    1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or











                                     C-III-1

    2. Any other event deemed to constitute a "Change of Control" by the Committee.

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become
(a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE COMPANY OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.






                                     C-III-2

    Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Internal Revenue Code and the regulations thereunder;

     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

    The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.






                                     C-III-3

     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder.

    Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.






                                     C-III-4

    IN CONSIDERATION OF THE GRANT TO YOU OF THIS OPTION, YOU HEREBY AGREE TO THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.

    Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.


                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By:_________________________________________

    I hereby acknowledge receipt of a copy of the foregoing stock option and the 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated
________].


________________________________                  ______________________________
(Date)                                            (Signature)
















                                     C-III-5

                          ATTACHMENT A TO STOCK OPTION

                      Confidentiality and Non-Interference.
                      ------------------------------------

    (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

    (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any
(A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

    (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

    (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.




                                     C-III-6

                                   APPENDIX D

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                              AMENDED AND RESTATED
                            2001 STOCK INCENTIVE PLAN

         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining officers and employees of the Corporation and its Affiliates by providing for Awards in the form of Restricted Stock.

         2. Definitions. The following definitions are applicable to the Plan:

         "Award" - means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Internal Revenue Code.

         "Internal Revenue Code" - means the Internal Revenue Code of 1986, as amended.

         "Committee" - means the Committee referred to in Section 7 hereof.

         "Continuous Service" - means the absence of any interruption or termination of service as an officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation, or between the Corporation, its subsidiaries or its successor.

         "Corporation" - means American Business Financial Services, Inc., a Delaware corporation.

         "Fair Market Value" - means the last reported sale price of a share of the Corporation's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         "Participant" - means any officer or employee of the Corporation or its Affiliates selected to participate in the Plan by the Committee.

         "Plan" - means the Amended and Restated 2001 Stock Incentive Plan of the Corporation.

         "Restricted Period" - means the period of time, if any, selected by the Committee for the purpose of determining when restrictions are in effect under
Section 3 hereof with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" - means Shares which have been awarded to a Participant by the Committee subject to any restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

         "Shares" - means the common stock, par value $0.001 per share, of the Corporation.

         3. Terms and Conditions of Restricted Stock. The Committee, as defined in Section 7, shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (h) of this Section 3 and
Section 7, to provide such other terms and conditions (which need not be identical among Participants) with respect to such Awards, and the lapsing of restrictions thereon, as the Committee shall determine based upon the performance criteria developed by the Committee pursuant to the guidelines described in Appendix A for officers at the level of vice president and above and, for other employees, such other criteria as the Committee may from time to time establish. The dollar value of Awards granted under the Plan shall be calculated based upon the Fair Market Value of the Corporation's Common Stock on the date of the grant.

            (a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (e) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. The Committee may also establish a period of time, after the expiration of the Restricted Period, if any, during which the Participant must hold the Shares subject to the Award prior to sale. Except for such restrictions, and subject to paragraphs (d) and (f) of this
Section 3 and Section 4 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder, including the right to vote the shares.

            (b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

            (c) The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

            (d) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) restricted legend (the "Restricted Legend"):

            The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2001 Stock Incentive Plan of American Business Financial Services, Inc. Copies of such Plan are on file in the office of the Secretary of American Business Financial Services, Inc., The Wanamaker Building, 100 Penn
            Square East, Philadelphia, Pennsylvania 19107.

         To the extent Shares subject to Awards have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the "Securities Legend"):

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Corporation that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Corporation that said registration is no longer required.

            (e) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

            (f) The payment to the Participant of cash dividends declared or paid on such Shares by the Corporation shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 3. Such deferred dividends shall be held by the Corporation for the account of the Participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph
(a) of this Section 3 or upon death or disability of the Participant.

            (g) At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 3 and the Shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph
(d) of this Section 3. Notwithstanding the foregoing, the Securities Legend described in paragraph (d) of Section 3 shall continue to be included on all certificates as long as registration has not occurred.

            (h) Notwithstanding the foregoing, no individual shall be granted Awards with respect to more than 50% of the total shares subject to the Plan and no Award shall be made pursuant to this Plan if the Corporation fails to achieve its financial goals in any fiscal year.

         4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Outstanding Awards shall be treated like all other outstanding Shares of Common Stock. Any Shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to stockholders in general, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such Shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

         5. Effect of Change in Control. Each of the events specified in the following clauses (i) and (ii) of this Section 5 shall be deemed a "change in control": (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Corporation; or (ii) any other events deemed to constitute a "change in control" by the Committee. If the Continuous Service of any Participant is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within 18 months after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to an Award to such Participant shall lapse upon such termination and all Awards shall become fully vested in the Participant.

         6. Assignment and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

         7. Administration.

            (a) This Plan shall be administered by a Compensation Committee appointed by the Corporation's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan.

            (b) Except as limited by the express provisions of the Plan (including Appendix A), the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine individual Awards to be granted under the Plan to: (1) officers at the level of vice president and above based upon the performance criteria developed by the Committee pursuant to the guidelines described in Appendix A; and (2) other employees based upon other criteria as the Committee may establish from time to time; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

            (c) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in this
Section 7, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         8. Shares Subject to Plan. The maximum aggregate number of Shares which may be granted under the Plan is 427,622 shares of Common Stock. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

         9. Reduction Based Upon Executive Management Incentive Plan. The aggregate amount of the Award to be made to any Participant pursuant to this Plan in any fiscal year shall be reduced by any bonus in the form of cash or other compensation paid pursuant to the terms of the ABFS Executive Management Incentive Plan or any successor bonus plan.

         10. Employee Rights Under the Plan. No officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         11. Withholding Tax. Upon the termination of any Restricted Period with respect to an Award (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Internal Revenue Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

         12. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without Participant's consent, in any Award theretofore made pursuant to the Plan.

         13. Term of Plan. This Plan shall become effective on the date of its adoption by the Corporation's Board of Directors, subject however to approval by the holders of the Corporation's Common Stock in the manner as prescribed by applicable law. Awards may be made under this Plan prior to obtaining shareholder approval, provided such Awards are contingent upon the receipt of shareholder approval. To the extent such shareholder approval is not received, all Awards made pursuant to this Plan shall be null and void. This Plan shall continue in effect for a term of ten years unless sooner terminated under
Section 12 hereof.

                                   APPENDIX A
                                   ----------

                        PERFORMANCE BASED AWARD CRITERIA



DEVELOPMENT OF PERFORMANCE STANDARDS
------------------------------------

Goals and objectives will be developed for each Participant subject to review and approval by the Committee. The Committee shall develop guidelines for the establishment of these goals and objectives, in consultation with the CEO and heads of the major business units, as appropriate.

PERFORMANCE CATEGORIES:
----------------------

         A. For Participants at the level of vice president and above, the Compensation Committee shall establish performance criteria in the Corporate, Departmental and Individual categories as well as goals and objectives and category weights for each performance category and sub-category set forth below.

1.       Corporate

         o Quantitative Goals and Objectives (consideration to financial goals, non-performing assets, collections and originations)
         o Qualitative Goals and Objectives (consideration to strategic goals and initiatives)
         o         Cumulative category weight
         o The Corporation must meet its financial goals before any Award can be made


2.       Business Unit/Departmental

         o         Quantitative Business Goals and Objectives
         o         Qualitative Business Goals and Objectives
         o         Cumulative category weight

3.       Individual

         o         Quantitative Personal Goals and Objectives
         o         Qualitative Personal Goals and Objectives
         o         Cumulative category weight

         B. Performance Criteria for other employees will be determined by the Committee, in its sole discretion.

PERFORMANCE MEASUREMENT
-----------------------

         o A performance assessment will be prepared for each Participant based on achievement of Corporate, Business Unit/ Departmental and Individual goals and objectives, within each category and by category as noted above.

         o Total performance shall be based upon the sum of performance in each category - Departmental and Individual.













                                      D-I-1

         o Awards will not be made unless Corporate financial goals established by the Committee are reached.

         o Award amounts equal the performance assessment factor reflecting the level of achievement times the weight factor for each goal category factor times the target as calculated.

         o No Award will be paid for performance in any Departmental or Individual category or subcategory for performance under 80% of the performance goal.

















                                      D-I-2

                                   APPENDIX E

                           CERTIFICATE OF DESIGNATION,
                            PREFERENCES AND RIGHTS OF
                      SERIES A CONVERTIBLE PREFERRED STOCK

                           -------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                           -------------------------

         American Business Financial Services, Inc. (the "Corporation"), certifies that pursuant to the authority contained in its Amended and Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of the Preferred Stock, $0.001 par value, designated as Series A Convertible Preferred
Stock:

         RESOLVED, that a series of the class of Preferred Stock, $0.001 par value, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         1. Designation and Amount. The shares of such series shall be designated "Series A Convertible Preferred Stock" (herein referred to as "Series A Preferred Stock"), having a par value per share equal to $0.001, and the number of shares constituting such series shall be 200,000,000. The balance of the shares of Preferred Stock, if any, may be divided into such number of series as the Board of Directors may determine with such rights, preferences, privileges and restrictions as the Board of Directors may determine in connection therewith.

         2.       Liquidation Rights.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment or setting apart for payment of any amount shall be made in respect of the Corporation's Common Stock and any other class of capital stock of the Corporation created after the Series A Preferred Stock ranking junior to the Series A Preferred Stock as to liquidation rights, in amount equal to $1.00 per share (the "Original Liquidation Value") (subject to adjustment upon the occurrence of a stock split, combination, reclassification or other similar event of the Series A Preferred Stock) plus an amount per share equal to accrued but unpaid dividends (the "Series A Preference Amount"). Holders of Series A Preferred Stock will be entitled to written notice of any event triggering the right to receive the Series A Preference Amount.

                  (b) If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount of the Series A Preference Amount, then such holders shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable on the shares held by them if all amounts payable with respect to such shares were paid in full.

                  (c) After payment of the full amount of the Series A Preference Amount, the holders of Series A Preferred Stock, will have no right or claim to any of the Corporation's remaining assets.

                  (d) In the event the Corporation shall propose to take any action regarding the liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the value of the assets to be distributed to the holders of shares of the Series A Preferred Stock shall be determined by the consent or vote of the Board of Director in its sole discretion, and such determination shall be binding upon the holders of the Series A Preferred Stock.

         3.       Dividends.

                  (a) Dividends on outstanding shares of Series A Preferred Stock shall accrue at an annual rate equal to ten percent (10%) of the Original Liquidation Value. Such dividends shall be paid by the Corporation monthly two weeks following the end of each calendar month but may be extended by the Corporation to a date not later than 90 days after the end of each calendar month, out of any assets at the time legally available therefore, and shall be payable before any dividends are declared or paid on shares of Common Stock or any other class of capital stock of the Corporation created after the Series A Preferred Stock ranking junior to the Series A Preferred Stock in terms of rights to receive dividends. Accrued dividends shall be payable to holders of record as they appear in the Corporation's stock records at the close of business on the last day of each calendar month ( a "Record Date").

                  (b) No dividends on shares of Series A Preferred Stock will be paid or set apart for payment by the Corporation so long as the terms and provisions of any agreement that the Corporation is party to, including any agreement relating to the Corporation's indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted by agreement or law, would be unlawful, or would cause the Corporation to become insolvent as contemplated by the Delaware corporate law.

                           Notwithstanding the foregoing, dividends on the
Series A Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Dividends on the Series A preferred stock shall be payable only to the extent permitted by Delaware law. Accrued but unpaid dividends on the Series A Preferred Stock will not bear interest and holders of the shares of Series A Preferred Stock will not be entitled to any distributions in excess of full accrued distributions described above.

                  (c) Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any capital stock of the Corporation or any other series of preferred stock ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock (other than a dividend in shares of the Corporation's common stock or in shares of any other class of stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) for any period unless all accrued dividends have been or contemporaneously are paid or a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends paid upon the Series A Preferred Stock and any other series of preferred stock ranking on a parity as to dividends with the Series A Preferred Stock will be paid pro rata so that the amount of dividends paid per share of Series A Preferred Stock and such other series of preferred stock will in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of Preferred Stock (which will not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each other.

                  (d) Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are paid or a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in shares of common stock or other shares of capital stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) will be paid or set aside for payment nor will any other distribution made upon the common stock or any other capital stock of the Corporation, ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, nor will any shares of common stock, or any other shares of capital stock of the Corporation's ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation. Any dividend payment made on shares of the Series A Preferred Stock will first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

         4. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (collectively, "Conversion Rights"):

                  (a) Each share of Series A Preferred Stock shall be convertible, without payment of any additional consideration by the holder thereof and at the option of such holder, at any time on or after the two year anniversary of the date of issuance of such share (or on or after the one year anniversary of the date of issuance of such share if the dividends referred to in Section 3 hereof are not paid), at the office of the Corporation or any transfer agent for such share, into the number of fully paid and nonassessable shares of Common Stock as determined by dividing (A) (i) an amount equal to $1.00 per share plus accrued but unpaid dividends (if the conversion date is prior to the second anniversary of the issuance date because the Series A Preferred Stock has become convertible due to a failure to pay dividends), an amount equal to $1.20 per share plus accrued but unpaid dividends (if the conversion is prior to the third (3rd) anniversary of the issuance date, but on or after the second anniversary of the issuance date), or an amount equal to $1.30 per share plus accrued but unpaid dividends (if the conversion is the third (3rd) anniversary of the issuance date) by (B) the Market Price of a share of Common Stock on the Conversion Date, which figure shall in no event be less than $5.00 per share regardless of the actual market price, such $5.00 minimum figure to be subject to adjustment for stock splits, including reverse stock splits (the "Conversion Price") (such quotient, the "Conversion Rate"), determined as hereinafter provided. The Conversion Date shall be the date of receipt of notice by the Corporation or its transfer agent as described in subsection (c) hereof. Upon conversion, any accrued but unpaid dividends shall (unless paid in cash by the Corporation at the time of conversion) be converted into shares of Common Stock at the then applicable conversion ratio.

                  (b) Market Price. The Market Price of a share of the Common Stock shall be determined as follows: (i) if the Common Stock is traded on a securities exchange or the over-the-counter market, the average closing price of the Common Stock for the ten (10) trading days prior to the Conversion Date; or
(ii) if the Common Stock is not traded on an exchange or the over-the-counter market, the fair market value of a share of Common Stock as determined by the consent or vote of the Board of Directors in its sole discretion, which determination shall be binding upon the holders of the Series A Preferred Stock.

                  (c) Mechanics of Conversion. If a holder of shares of Series A Preferred Stock desires to exercise the optional conversion right pursuant to subsection 4(a) above, such holder shall give written notice to the Corporation of such holder's election to convert a stated number of shares of Series A Preferred Stock into shares of Common Stock, at the Conversion Rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Series A Preferred Stock which shall be converted into Common Stock. The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Series A Preferred Stock surrendered for conversion, but in no event later than five (5) business days thereafter, the Corporation shall issue and deliver to such holder of Series A Preferred Stock or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Series A Preferred Stock, and the certificates representing shares of Series A Preferred Stock surrendered for conversion shall be canceled by the Corporation. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Corporation shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares.

                  (d) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Series A Preferred Stock on conversion of such holder's Series A Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion after completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Corporation shall pay to such holder an amount in cash equal to any fractional share to which such holder would be entitled, multiplied by the Market Price of a share of Common Stock pursuant to section 4(b) hereof.

                  (e) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock (assuming any accrued and unpaid dividends are paid in cash). All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

                  (f) No Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (g) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock which is being converted.

                  (h) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         5.       Redemption; Call.

                  (a) At any time after the second anniversary of the date of issuance, subject to Section 5(b) below, upon the delivery of 30 days' prior written notice, the Corporation shall have the right to repurchase, out of any assets of the Corporation which are by law available therefor, all or a portion of the shares of Series A Preferred Stock then outstanding, by delivering a written notice to the holders of Series A Preferred Stock (the "Redemption Notice"). The purchase price for each share to be redeemed shall be equal to the Series A Preference Amount (the "Series A Redemption Price"). No failure to give such notice or any defect therein or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed;
(iv) the place or places where shares of the Series A Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date. If less than all of the shares of Series A Preferred Stock held by any holder is to be redeemed, the notice mailed to such holder will also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

                  (b) Immediately prior to any redemption of shares of Series A Preferred Stock, the Corporation will pay, in cash, any accrued and unpaid dividends through the redemption date, unless a redemption date falls after a Record Date and prior to the corresponding payment date, in which case each holder of shares of Series A Preferred Stock at the close of business on such Record Date will be entitled to the dividend payable on such shares on the corresponding payment date notwithstanding the redemption of such shares before such payment date.

                  (c) Within one hundred twenty (120) days after timely delivery of the Redemption Notice, the Corporation shall purchase, and the holders of the Series A Preferred Stock shall sell, all or a portion of the shares of Series A Preferred Stock. Such purchase of the shares of Series A Preferred Stock shall take place at times and places mutually agreeable to the Corporation and the holders of a majority of the shares of Series A Preferred Stock being redeemed (the "Redemption Closing").

                  (d) At the Redemption Closing, the holders of Series A Preferred Stock shall deliver to the Corporation certificates representing the shares of Series A Preferred Stock to be sold to the Corporation; and the Corporation shall deliver to each such holder the Series A Redemption Price for each share of Series A Preferred Stock to be sold to the Corporation (by cashier's or certified check or by wire transfer of immediately available funds to an account designated by such holder) at the Redemption Closing, together with a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be redeemed at such Redemption Closing.

                  (e) All notices and other communications provided for in
Section 5 shall be dated and in writing and shall be deemed to have been duly given (i) on the date of delivery, if delivered personally, or by telecopier, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt, (ii) on the first business day following deposit with a recognized overnight courier service, or (iii) seven (7) days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed. If the notice is being delivered to a holder of Series A Preferred Stock, it shall be sent to the address or telecopier number for such holder as shown on the Corporation's books and records.

         6. Voting Rights. Except as otherwise required by law or the Amended and Restated Certificate of Incorporation, holders of Series A Preferred Stock shall not be entitled to vote on any matters submitted to a vote of the stockholders of the Corporation.

         7. Relative Rights. The shares of Series A Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein.

         8. Notices. Except as expressly provided hereunder, all notices and other communications to be given or delivered by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, a transmittal via facsimile, an electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 8 as promptly practicable thereafter). Such notices and other communications shall be addressed (1) in the case of a holder of the Series A Preferred Stock, to his or its address as is designated in writing from time to time by such holder, and (2) in the case of the Corporation, to its principal corporate or principal operating officer.


         IN WITNESS WHEREOF, the Corporation has caused the foregoing certificate to be signed on December 31, 2003.



                          AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                          By:    /s/ Anthony J. Santilli
                             ---------------------------------------------------
                          Name:  Anthony J. Santilli
                          Title: Chairman, Chief Executive Officer and President

REVOCABLE PROXY


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
               ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 27, 2004

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABFS

         The undersigned hereby constitutes and appoints Anthony J. Santilli and Jeffrey M. Ruben and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of American Business Financial Services, Inc. ("ABFS" or the "Company"), to be held on December 27, 2004, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of ABFS which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card:

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE ABFS PROXY STATEMENT.


                  (Continued and to be signed on reverse side)

         The Board of Directors recommends a VOTE "FOR" the election of the nominees and the proposals listed below.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK
         INK AS SHOWN HERE [X]

1.       The election as directors of all of the following nominees for the term set forth below (except as marked to the contrary):

                                                                        NOMINEES:

                           [_]      FOR ALL NOMINEES
                                                                        0 Anthony J. Santilli (three year term to expire in 2007)
                           [_]      WITHHOLD AUTHORITY
                                    FOR ALL NOMINEES                    0 Joseph F. Pignotti (three year term to expire in 2007)

                           [_]      FOR ALL EXCEPT
                                    (See instructions below)



                  INSTRUCTION: To withhold authority to vote for an individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: 0
                        _________________________________

2.       To approve an amendment to and the restatement of the Company's Amended and Restated 1999 Stock Option Plan to increase the number of shares of Common Stock issuable under this plan by 1,000,000 shares.

                           [_]   FOR          [_]        AGAINST           [_]  ABSTAIN

3.       To approve an amendment to and the restatement of the Company's 2001
         Stock Incentive Plan to increase the number of shares of Common Stock issuable under this plan by 250,000 shares.

                           [_]   FOR          [_]        AGAINST           [_]  ABSTAIN

4.       To approve a proposal to issue shares of 10.0% Series A convertible preferred stock in connection with the exchange offer and shares of Common Stock issuable upon the conversion of 10.0% Series A convertible preferred stock.

                           [_]   FOR          [_]        AGAINST           [_]  ABSTAIN

5.       In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual
         Meeting or any postponement or adjournment thereof.

         Should the undersigned be present and choose to vote at the Annual
Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of ABFS at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

         The undersigned hereby acknowledges receipt of the ABFS 2004 Annual
Report to Stockholders, Notice of the ABFS Annual Meeting and the Proxy
Statement relating thereto.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
PAID ENVELOPE.

_________________________________   _________________________________     DATE:__________________________, 2004
 Signature(s)                                                                   (Please date this Proxy)

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                                DECEMBER 27, 2004





                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.